UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Robert T. Burns, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2020

Date of reporting period:	January 1, 2020 — December 31, 2020

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam Variable Trust

Putnam VT Global Asset Allocation Fund

Annual report

12 | 31 | 20

Message from the Trustees

February 12, 2021

Dear Shareholder:

The world welcomed 2021 with high hopes for improvement in the global economy and public health. Although COVID-19 infections have reached new levels, distribution of vaccines is underway, boosting optimism about a return to normal in the not-too-distant future. In the United States, new proposals to rebuild the economy are anticipated from the Biden administration. The stock and bond markets started the year in good shape, indicating that investors are willing to look beyond current challenges and see the potential for renewed economic growth.

Putnam continues to employ active strategies that seek superior investment performance for you and your fellow shareholders. Putnam’s portfolio managers and analysts take a research-intensive approach that includes risk management strategies designed to serve you through changing conditions.

As always, thank you for investing with Putnam.

Performance summary (as of 12/31/20)

Investment objective

Long-term return consistent with preservation of capital

Net asset value December 31, 2020

Class IA: $18.21	Class IB: $18.47

Total return at net asset value

				Putnam
				Balanced
(as of	Class IA	Class IB	Russell 3000	Blended
12/31/20)	shares*	shares†	Index	Benchmark
1 year	12.58%	12.31%	20.89%	14.80%
5 years	52.08	50.16	104.95	66.04
Annualized	8.75	8.47	15.43	10.67
10 years	129.41	123.65	264.07	143.99
Annualized	8.66	8.38	13.79	9.33
Life	1,097.45	1,029.09	3,006.38	—
Annualized	7.84	7.64	11.00	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: February 1, 1988.

† Class inception date: April 30, 1998.

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg Barclays U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND), and 5% of which is the JPMorgan Developed High Yield Index.

Source: Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy of completeness of any information herein, or makes any warranty, express or limited, as to the results to be obtained therefrom and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund	1

Report from your fund’s managers

How was the investment environment for the 12-month reporting period?

After a relatively calm start to 2020, investor sentiment sharply reversed course. As COVID-19 spread from a threat to a pandemic, global shutdowns fueled historic levels of volatility. From late February to early March, the S&P 500 Index, a broad measure of stocks, lost over 30% of its value. A collapse in oil prices further eroded investor confidence.

Worldwide fiscal and monetary aid from governments and central banks, respectively, helped reduce the severity of a global recession. In mid-March, the U.S. Federal Reserve [the Fed] cut interest rates to near zero and unleashed a torrent of bond-buying programs, and Congress approved a $2 trillion emergency relief package. The promise of more government support and positive news on potential COVID-19 vaccines contributed to stock market rallies from April through August.

In September, volatility returned. A rise in new COVID-19 cases in Europe and the United States cautioned investors. Uncertainty surrounding the U.S. presidential election and delays in finalizing the next stimulus package also led to periodic sell-offs. In the fourth quarter, stocks rallied, fueled by the approval of the world’s first COVID-19 vaccines, signs of economic recovery, and the U.S. election results. The S&P 500 Index returned 18.40% for the 12-month reporting period. Emerging-market stocks, as measured by the MSCI Emerging Markets Index [ND], rose 18.31% for the period. Non-U.S. stocks in developed markets, as measured by the MSCI EAFE Index [ND], returned 7.82% for the reporting period.

In fixed income, developed-market government-bond yields declined in late February. As the pandemic shook investor confidence, credit spreads widened. From March through period-end, the Fed purchased billions in corporate bonds and exchange-traded funds. Liquidity improved, and spreads tightened. Corporate credit markets advanced, mirroring the strength seen across equity markets. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of investment-grade corporate bonds, rose 7.51% for the 12-month reporting period. The Bloomberg Barclays U.S. Corporate High Yield Index, a measure of high-yield bonds, increased 7.11%. The yield on the 10-year U.S. Treasury note declined to 0.91% as of December 31, 2020, compared with 1.92% at the start of the period.

How did Putnam VT Global Asset Allocation Fund perform?

For the 12-month period, the fund’s class IA shares returned 12.58%. The custom Putnam Balanced Blended Benchmark rose 14.80% and the all-stock benchmark, the Russell 3000 Index, rallied 20.89%. The Putnam Balanced Blended Benchmark is composed of 50% the Russell 3000 Index, 35% the Bloomberg Barclays U.S. Aggregate Bond Index, 10% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected performance?

Tactical asset allocation decisions had a positive impact on performance. In the first quarter, we shifted to a relative underweight position to equity risk at the start of 2020, which proved beneficial as COVID-19 fears sent equity markets in a tailspin in March 2020.

For our fixed income allocations, the fund had an underweight position relative to credit risk and a slightly overweight position to interest-rate risk in the first quarter. These allocation decisions aided results, especially during the height of market volatility. Some of these allocation gains were reduced in the second quarter as markets rebounded. By then, our positioning had moved closer to neutral, which limited losses and helped protect first-quarter gains. During the third quarter, positions remained relatively close to the custom benchmark. Our slight underweight position to equity risk resulted in a small loss, which was offset by our slight overweight position to credit risk. In the fourth quarter, we experienced allocation gains, driven by our modest overweight position to equity risk. Our modest underweight position to rate risk and a modest overweight position to credit risk were slightly additive in the fourth quarter.

Active implementation and security selection detracted over the reporting period, driven largely by our U.S. large-cap equity strategy. Our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. Despite a strong long-term relationship between these factors and positive stock performance, the strategies underperformed over the reporting period. We experienced slight selection weakness in opportunistic fixed income.

How did the fund use derivatives?

We used futures to help manage the fund’s exposure to market risk, gain exposure to interest rates, equitize cash, and hedge prepayment and interest-rate risks.

What is your near-term outlook for the markets?

While rising virus infections could lead to weaker-than-expected economic activity in the coming months, the vaccine progress to-date has reduced the chances of much slower growth in 2021, in our view. The financial markets are now pinning hope on widespread vaccinations by the middle of 2021.

As we enter 2021, we are mildly bullish on equities but tactically wary of overextended sentiment and additional virus-related setbacks. We believe credit markets, supported by the Fed’s promise to maintain quantitative easing, will continue to recover. With interest rates steadied at near zero and asset purchases becoming the main stimulus tool, the Fed indicated it would not lift rates before the labor market recovers. Rising COVID-19 cases across the globe may be a risk to growth over the next few months. We believe this will continue to create challenges for consumers, businesses, and policy makers.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors

2	Putnam VT Global Asset Allocation Fund

related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

Your fund’s managers

Portfolio Manager James A. Fetch is Co-Head of Global Asset Allocation. He has been in the investment industry since he joined Putnam in 1994.

Brett S. Goldstein, CFA, Robert J. Schoen, and Jason R. Vaillancourt, CFA, also are Portfolio Managers of the fund.

Your fund’s managers also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Global Asset Allocation Fund	3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/20 to 12/31/20. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Net expenses for the fiscal year ended
12/31/19*	0.87%	1.12%
Total annual operating expenses for the fiscal
year ended 12/31/19	0.88%	1.13%
Annualized expense ratio for the six-month
period ended 12/31/20†	0.87%	1.12%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*Reflects Putnam Management’s contractual obligation to limit certain fund expenses through 4/30/21.

†For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/20		ended 12/31/20
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.69	$6.03	$4.42	$5.69
Ending value
(after
expenses)	$1,143.10	$1,142.20	$1,020.76	$1,019.51

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/20. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year. Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

4	Putnam VT Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Global Asset Allocation Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2020, the related statement of operations for the year ended December 31, 2020, the statement of changes in net assets for each of the two years in the period ended December 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2020 and the financial highlights for each of the five years in the period ended December 31, 2020 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 12, 2021

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Global Asset Allocation Fund	5

The fund’s portfolio 12/31/20

COMMON STOCKS (63.6%)*	Shares	Value
Basic materials (1.6%)
Anglo American PLC (United Kingdom)	3,063	$102,020
AptarGroup, Inc.	781	106,911
Ashland Global Holdings, Inc.	880	69,696
Axalta Coating Systems, Ltd. †	3,574	102,038
BHP Billiton, Ltd. (Australia)	1,167	38,020
BHP Group PLC (United Kingdom)	2,329	61,378
Celanese Corp.	587	76,275
Chemours Co. (The)	2,258	55,976
Compagnie De Saint-Gobain (France) †	2,094	96,016
Covestro AG (Germany)	1,644	101,406
CRH PLC (Ireland)	1,766	74,653
DuPont de Nemours, Inc. S	1,888	134,256
Eastman Chemical Co.	1,919	192,437
Eiffage SA (France) †	466	45,045
Fortescue Metals Group, Ltd. (Australia)	5,022	90,799
ICL Group, Ltd. (Israel)	5,034	25,693
Koninklijke DSM NV (Netherlands)	209	36,004
LafargeHolcim, Ltd. (Switzerland)	1,566	85,938
NewMarket Corp.	87	34,651
Nitto Denko Corp. (Japan)	500	44,897
PPG Industries, Inc.	669	96,483
Reliance Steel & Aluminum Co.	694	83,107
Rio Tinto PLC (United Kingdom)	1,995	149,274
Sherwin-Williams Co. (The)	56	41,155
Shin-Etsu Chemical Co., Ltd. (Japan)	500	87,532
		2,031,660
Capital goods (4.5%)
ACS Actividades de Construccion y Servicios SA (Spain) 731		24,270
AGCO Corp.	428	44,123
Airbus SE (France) †	131	14,390
Allison Transmission Holdings, Inc.	2,368	102,132
Atlas Copco AB Class A (Sweden)	932	47,663
Avery Dennison Corp.	1,361	211,105
Berry Global Group, Inc. †	2,270	127,551
Crown Holdings, Inc. †	1,239	124,148
Cummins, Inc.	2,154	489,173
Daikin Industries, Ltd. (Japan)	500	111,358
Deere & Co.	1,311	352,725
Dover Corp.	1,260	159,075
Faurecia SA (France) †	925	47,421
Gentex Corp.	2,608	88,489
Hitachi, Ltd. (Japan)	2,300	90,757
Honeywell International, Inc.	3,786	805,282
Johnson Controls International PLC	6,380	297,244
Koito Manufacturing Co., Ltd. (Japan)	700	47,609
Legrand SA (France)	1,223	109,157
Lockheed Martin Corp.	2,846	1,010,273
Northrop Grumman Corp.	627	191,059
Obayashi Corp. (Japan)	3,200	27,721
Otis Worldwide Corp.	4,116	278,036
Quanta Services, Inc.	3,132	225,567
Republic Services, Inc.	1,452	139,828
Sandvik AB (Sweden) †	5,163	126,206
Silgan Holdings, Inc.	1,402	51,986
Stanley Electric Co., Ltd. (Japan)	900	29,043

COMMON STOCKS (63.6%)* cont.	Shares	Value
Capital goods cont.
Teledyne Technologies, Inc. †	314	$123,082
Tervita Corp. (Canada) †	16	36
Waste Management, Inc.	2,228	262,748
		5,759,257
Communication services (3.0%)
AT&T, Inc.	9,640	277,246
BT Group PLC (United Kingdom)	12,879	23,312
Charter Communications, Inc. Class A †	396	261,974
Comcast Corp. Class A	13,140	688,536
Crown Castle International Corp. R	2,354	374,733
Deutsche Telekom AG (Germany)	7,601	138,906
Equinix, Inc. R	474	338,521
Hikari Tsushin, Inc. (Japan)	100	23,383
KDDI Corp. (Japan)	3,600	106,911
Koninklijke KPN NV (Netherlands)	21,364	64,771
Nippon Telegraph & Telephone Corp. (Japan)	2,500	64,103
Verizon Communications, Inc.	23,707	1,392,786
		3,755,182
Communications equipment (0.9%)
Cisco Systems, Inc.	25,178	1,126,716
		1,126,716
Computers (5.5%)
Apple, Inc.	37,422	4,965,525
BigCommerce Holdings, Inc. Ser. 1 † S	3,385	217,148
Check Point Software Technologies, Ltd. (Israel) †	100	13,291
Fortinet, Inc. †	3,121	463,562
Fujitsu, Ltd. (Japan)	300	43,429
Logitech International SA (Switzerland)	582	56,447
ServiceNow, Inc. †	1,382	760,694
Synopsys, Inc. †	1,598	414,266
		6,934,362
Conglomerates (0.2%)
AMETEK, Inc.	1,815	219,506
		219,506
Consumer cyclicals (7.0%)
Adecco Group AG (Switzerland)	961	64,437
Amazon.com, Inc. †	1,045	3,403,492
Berkeley Group Holdings PLC (The) (United Kingdom)	483	31,352
Best Buy Co., Inc.	4,508	449,853
Booz Allen Hamilton Holding Corp.	2,420	210,976
Brambles, Ltd. (Australia)	6,650	54,482
Brunswick Corp.	1,756	133,877
Casey’s General Stores, Inc.	563	100,563
Cintas Corp.	220	77,761
CK Hutchison Holdings, Ltd. (Hong Kong)	5,000	34,916
Clear Channel Outdoor Holdings, Inc. †	502	828
Compagnie Generale des Etablissements Michelin
SCA (France)	235	30,160
Daito Trust Construction Co., Ltd. (Japan)	300	28,059
Daiwa House Industry Co., Ltd. (Japan)	2,400	71,639
Discovery, Inc. Class A † S	2,993	90,059
Ferrari NV (Italy)	47	10,868
Fiat Chrysler Automobiles NV (Italy) †	6,923	123,797
Ford Motor Co.	30,892	271,541
Galaxy Entertainment Group, Ltd. (Hong Kong)	3,000	23,334
Genting Bhd (Singapore)	30,100	19,327
Hermes International (France)	124	133,344
Hilton Worldwide Holdings, Inc.	2,989	332,556
iHeartMedia, Inc. Class A †	214	2,778
Industria de Diseno Textil SA (Inditex) (Spain)	3,651	116,255

6	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (63.6%)* cont.	Shares	Value
Consumer cyclicals cont.
Kering SA (France)	98	$71,246
Knorr-Bremse AG (Germany)	591	80,509
Lennar Corp. Class A	3,277	249,806
Lowe’s Cos., Inc.	2,875	461,466
Moody’s Corp.	364	105,647
Nintendo Co., Ltd. (Japan)	300	191,457
Nitori Holdings Co., Ltd. (Japan)	200	41,929
Pandora A/S (Denmark)	481	53,737
Peugeot SA (France) †	4,528	123,918
Polaris, Inc.	1,502	143,111
Porsche Automobil Holding SE
(Preference) (Germany)	819	56,453
PulteGroup, Inc.	1,257	54,202
Ryohin Keikaku Co., Ltd. (Japan)	1,000	20,429
Scotts Miracle-Gro Co. (The)	299	59,543
Sony Corp. (Japan)	1,600	160,870
Spectrum Brands Holdings, Inc.	741	58,524
Target Corp.	2,516	444,149
Taylor Wimpey PLC (United Kingdom) †	15,618	35,508
Tempur Sealy International, Inc. †	4,051	109,377
TransUnion	355	35,223
Volkswagen AG (Preference) (Germany)	275	51,235
Volvo AB (Sweden) †	5,161	121,450
Walmart, Inc.	441	63,570
Wesfarmers, Ltd. (Australia)	3,425	133,182
Wolters Kluwer NV (Netherlands)	598	50,473
		8,793,268
Consumer staples (5.4%)
Altria Group, Inc.	10,626	435,666
Associated British Foods PLC (United Kingdom)	1,499	46,443
Auto Trader Group PLC (United Kingdom)	3,468	28,284
British American Tobacco PLC (United Kingdom)	1,543	57,392
Campbell Soup Co.	794	38,390
Carlsberg A/S Class B (Denmark)	633	101,481
Coca-Cola Co. (The)	14,949	819,803
Coca-Cola European Partners PLC (United Kingdom)	500	24,915
Coca-Cola HBC AG (Switzerland)	1,401	45,566
Coles Group, Ltd. (Australia)	2,450	34,280
Constellation Brands, Inc. Class A	530	116,097
Costco Wholesale Corp.	138	51,996
Ferguson PLC (United Kingdom)	1,026	124,773
Hershey Co. (The)	1,732	263,836
Imperial Brands PLC (United Kingdom)	524	11,010
ITOCHU Corp. (Japan)	4,600	132,486
Kobe Bussan Co., Ltd. (Japan)	300	9,260
Koninklijke Ahold Delhaize NV (Netherlands)	3,145	88,815
L’Oreal SA (France)	402	152,743
McDonald’s Corp.	3,018	647,602
Mondelez International, Inc. Class A	6,368	372,337
Nestle SA (Switzerland)	1,730	203,671
NH Foods, Ltd. (Japan)	700	30,812
PepsiCo, Inc.	5,340	791,922
Procter & Gamble Co. (The)	10,190	1,417,837
Sundrug Co., Ltd. (Japan)	800	31,926
Sysco Corp.	1,041	77,305
Unilever PLC (United Kingdom)	612	36,841
WH Group, Ltd. (Hong Kong)	78,500	65,823

COMMON STOCKS (63.6%)* cont.	Shares	Value
Consumer staples cont.
Wilmar International, Ltd. (Singapore)	13,400	$47,184
Woolworths Group, Ltd. (Australia)	2,600	78,854
Yum! Brands, Inc.	3,422	371,492
		6,756,842
Electronics (2.8%)
Arrow Electronics, Inc. †	756	73,559
Brother Industries, Ltd. (Japan)	1,500	30,966
Garmin, Ltd.	1,252	149,814
Hoya Corp. (Japan)	1,000	138,229
NVIDIA Corp.	2,345	1,224,559
Otsuka Corp. (Japan)	900	47,424
Qualcomm, Inc.	8,896	1,355,217
Rockwell Automation, Inc.	1,526	382,736
SMC Corp. (Japan)	100	61,072
TDK Corp. (Japan)	100	15,083
Trimble Inc. †	582	38,860
		3,517,519
Energy (1.2%)
Baker Hughes a GE Co.	5,343	111,402
Chevron Corp.	3,853	325,386
Equinor ASA (Norway)	6,810	112,996
Halliburton Co.	26,215	495,464
MWO Holdings, LLC (Units) F	15	38
Oasis Petroleum, Inc. †	196	7,264
Royal Dutch Shell PLC Class B (United Kingdom)	10,808	186,204
Santos, Ltd. (Australia)	2,586	12,506
Schlumberger, Ltd.	12,227	266,915
TOTAL SA (France)	1,174	50,644
		1,568,819
Financials (9.2%)
3i Group PLC (United Kingdom)	4,351	69,514
Aflac, Inc.	7,694	342,152
AGNC Investment Corp. R	12,039	187,808
Alliance Data Systems Corp.	2,273	168,429
Allianz SE (Germany)	685	167,600
Allstate Corp. (The)	4,446	488,749
Ally Financial, Inc.	8,420	300,257
American Financial Group, Inc.	511	44,774
Ameriprise Financial, Inc.	1,825	354,652
Apartment Income REIT Corp. † R	1,330	51,085
Apartment Investment and Management Co. Class A R	1,330	7,022
AvalonBay Communities, Inc. R	736	118,076
Aviva PLC (United Kingdom)	21,137	94,803
Banco Bilbao Vizcaya Argenta (Spain)	21,294	104,385
Bank Leumi Le-Israel BM (Israel)	8,531	50,354
BOC Hong Kong Holdings, Ltd. (Hong Kong)	11,000	33,429
Boston Properties, Inc. R	779	73,639
Capital One Financial Corp.	442	43,692
CBRE Group, Inc. Class A †	3,360	210,739
Citigroup, Inc.	16,391	1,010,669
CK Asset Holdings, Ltd. (Hong Kong)	16,000	82,297
Cousins Properties, Inc. R	2,061	69,044
Credit Agricole SA (France) †	6,259	79,035
DBS Group Holdings, Ltd. (Singapore)	4,500	85,117
Deutsche Boerse AG (Germany)	405	68,757
Direct Line Insurance Group PLC (United Kingdom)	11,055	48,055
Discover Financial Services	3,206	290,239
DNB ASA (Norway) †	1,307	25,733

Putnam VT Global Asset Allocation Fund	7

COMMON STOCKS (63.6%)* cont.	Shares	Value
Financials cont.
Duke Realty Corp. R	3,156	$126,145
Equitable Holdings, Inc.	7,281	186,321
Equity Commonwealth R	1,552	42,339
Equity Lifestyle Properties, Inc. R	916	58,038
Fidelity National Financial, Inc.	1,706	66,688
Gaming and Leisure Properties, Inc. R	1,855	78,652
Gjensidige Forsikring ASA (Norway)	1,036	23,125
Goldman Sachs Group, Inc. (The)	1,111	292,982
Goodman Group (Australia) R	8,057	117,530
Hargreaves Lansdown PLC (United Kingdom)	857	17,891
Henderson Land Development Co., Ltd. (Hong Kong)	7,900	30,842
Invitation Homes, Inc. R	4,492	133,412
Israel Discount Bank, Ltd. Class A (Israel)	8,154	31,458
Jones Lang LaSalle, Inc. †	310	45,995
JPMorgan Chase & Co.	13,266	1,685,711
Lamar Advertising Co. Class A R	1,206	100,363
Lincoln National Corp.	4,496	226,194
LPL Financial Holdings, Inc.	656	68,368
Magellan Financial Group, Ltd. (Australia)	725	30,182
MetLife, Inc.	13,804	648,098
MGIC Investment Corp.	4,992	62,650
Morgan Stanley	8,097	554,887
Nomura Holdings, Inc. (Japan)	10,900	57,701
OneMain Holdings, Inc.	839	40,406
Partners Group Holding AG (Switzerland)	95	110,969
Persimmon PLC (United Kingdom)	783	29,659
Popular, Inc. (Puerto Rico)	982	55,306
Principal Financial Group, Inc.	3,154	156,470
Reinsurance Group of America, Inc.	513	59,457
SEI Investments Co.	1,116	64,137
Simon Property Group, Inc. R	7,856	669,960
Singapore Exchange, Ltd. (Singapore)	5,500	38,710
Skandinaviska Enskilda Banken AB (Sweden) †	8,392	86,148
SLM Corp.	8,958	110,990
Sumitomo Mitsui Financial Group, Inc. (Japan)	3,600	111,395
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	1,500	46,511
Sun Hung Kai Properties, Ltd. (Hong Kong)	3,000	38,731
Swedbank AB Class A (Sweden) †	3,154	55,454
Swiss Life Holding AG (Switzerland)	51	23,741
Synchrony Financial	11,243	390,245
Unum Group	4,979	114,218
Zurich Insurance Group AG (Switzerland)	87	36,874
		11,595,058
Health care (7.8%)
10x Genomics, Inc. Class A †	582	82,411
Abbott Laboratories	5,708	624,969
AbbVie, Inc.	2,954	316,521
ABIOMED, Inc. †	751	243,474
Advanz Pharma Corp., Ltd. (Canada) †	52	229
Alkermes PLC †	3,024	60,329
Amgen, Inc.	824	189,454
Astellas Pharma, Inc. (Japan)	800	12,368
AstraZeneca PLC (United Kingdom)	469	46,857
Bristol-Myers Squibb Co.	5,121	317,656
Cardinal Health, Inc.	4,418	236,628
Chugai Pharmaceutical Co., Ltd. (Japan)	600	32,033
Cigna Corp.	158	32,892

COMMON STOCKS (63.6%)* cont.	Shares	Value
Health care cont.
Edwards Lifesciences Corp. †	6,463	$589,619
Eli Lilly and Co.	3,307	558,354
Fisher & Paykel Healthcare Corp., Ltd.
(New Zealand)	841	19,971
Galapagos NV (Belgium) †	120	11,808
GlaxoSmithKline PLC (United Kingdom)	2,914	53,393
Hikma Pharmaceuticals PLC (United Kingdom)	1,471	50,671
Hologic, Inc. †	4,498	327,589
Humana, Inc. S	1,396	572,737
Jazz Pharmaceuticals PLC †	1,182	195,089
Johnson & Johnson	5,560	875,033
Kobayashi Pharmaceutical Co., Ltd. (Japan)	200	24,450
Laboratory Corp. of America Holdings †	964	196,222
M3, Inc. (Japan)	500	47,294
Medtronic PLC	8,055	943,563
Merck & Co., Inc.	7,901	646,302
Moderna, Inc. †	744	77,726
Neurocrine Biosciences, Inc. †	395	37,861
Novartis AG (Switzerland)	2,520	238,016
Novo Nordisk A/S Class B (Denmark)	2,432	170,107
Ono Pharmaceutical Co., Ltd. (Japan)	1,700	51,233
Pfizer, Inc.	6,984	257,081
Regeneron Pharmaceuticals, Inc. †	345	166,673
Roche Holding AG (Switzerland)	688	240,049
Sarepta Therapeutics, Inc. †	623	106,215
Sartorius Stedim Biotech (France)	167	59,522
Shionogi & Co., Ltd. (Japan)	1,300	71,060
Sonic Healthcare, Ltd. (Australia)	2,230	55,395
Sonova Holding AG (Switzerland)	39	10,040
Suzuken Co., Ltd. (Japan)	700	25,320
Thermo Fisher Scientific, Inc.	477	222,177
Vertex Pharmaceuticals, Inc. †	937	221,451
Zimmer Biomet Holdings, Inc.	2,938	452,716
Zoetis, Inc.	189	31,280
		9,801,838
Semiconductor (0.1%)
ASML Holding NV (Netherlands)	56	27,063
Lasertec Corp. (Japan)	400	47,053
Tokyo Electron, Ltd. (Japan)	200	74,597
		148,713
Software (6.2%)
Activision Blizzard, Inc.	7,560	701,946
Adobe, Inc. †	2,710	1,355,325
Amdocs, Ltd.	1,914	135,760
Autodesk, Inc. †	2,518	768,846
Cadence Design Systems, Inc. †	3,079	420,068
Intuit, Inc.	3,135	1,190,830
Microsoft Corp.	10,621	2,362,323
Nexon Co., Ltd. (Japan)	2,200	67,755
Oracle Corp.	2,554	165,218
Take-Two Interactive Software, Inc. †	186	38,649
Veeva Systems, Inc. Class A †	2,130	579,893
		7,786,613
Technology (0.1%)
CACI International, Inc. Class A †	310	77,292
		77,292
Technology services (5.2%)
Alphabet, Inc. Class A †	1,765	3,093,410
Capgemini SE (France)	211	32,720

8	Putnam VT Global Asset Allocation Fund

COMMON STOCKS (63.6%)* cont.	Shares	Value
Technology services cont.
Cognizant Technology Solutions Corp. Class A	4,338	$355,499
DocuSign, Inc. †	1,984	441,043
eBay, Inc.	17,541	881,435
Facebook, Inc. Class A †	1,287	351,557
Fair Isaac Corp. †	432	220,769
GoDaddy, Inc. Class A †	4,027	334,040
IBM Corp.	493	62,059
Itochu Techno-Solutions Corp. (Japan)	1,400	49,844
Kakaku.com, Inc. (Japan)	700	19,220
Leidos Holdings, Inc.	2,566	269,738
Nomura Research Institute, Ltd. (Japan)	2,800	100,047
Palo Alto Networks, Inc. †	124	44,068
Pinterest, Inc. Class A †	5,131	338,133
		6,593,582
Transportation (0.9%)
A. P. Moeller-Maersck A/S (Denmark)	15	33,449
Aena SME SA (Spain) †	269	46,972
Aurizon Holdings, Ltd. (Australia)	21,888	65,872
Delta Air Lines, Inc.	3,477	139,810
Deutsche Post AG (Germany)	2,663	131,786
Expeditors International of Washington, Inc.	1,912	181,850
Nippon Express Co., Ltd. (Japan)	300	20,184
Old Dominion Freight Line, Inc.	1,926	375,917
Union Pacific Corp.	441	91,825
Yamato Holdings Co., Ltd. (Japan)	1,300	33,207
Yangzijiang Shipbuilding Holdings, Ltd. (China)	33,200	24,013
		1,144,885
Utilities and power (2.0%)
AES Corp. (The)	2,732	64,202
AGL Energy, Ltd. (Australia)	4,857	44,784
American Electric Power Co., Inc.	4,786	398,530
CLP Holdings, Ltd. (Hong Kong)	3,000	27,772
E.ON SE (Germany)	2,795	30,955
Enel SpA (Italy)	9,528	96,217
Eni SpA (Italy)	4,148	42,937
Entergy Corp.	1,572	156,948
Exelon Corp.	9,316	393,322
NRG Energy, Inc.	5,202	195,335
Pinnacle West Capital Corp.	1,482	118,486
Public Service Enterprise Group, Inc.	3,800	221,540
Snam SpA (Italy)	8,633	48,479
Southern Co. (The)	9,208	565,647
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. (Rights)	1,923	1,923
Tokyo Gas Co., Ltd. (Japan)	1,600	37,194
Vistra Energy Corp.	6,254	122,954
		2,567,225
Total common stocks (cost $55,958,176)		$80,178,337

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (4.3%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from 5/20/37 to 11/20/39	$173,103	$206,665
3.00%, TBA, 1/1/51	3,000,000	3,137,109
3.00%, with due dates from 7/20/50 to 10/20/50	1,970,277	2,075,438
		5,419,212

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (20.8%)* cont.	Principal amount	Value
U.S. Government Agency Mortgage Obligations (16.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3.00%, 1/1/48	$1,442,615	$1,513,484
Federal National Mortgage Association
Pass-Through Certificates
4.00%, 1/1/57	59,646	66,908
4.00%, 1/1/49	308,538	328,939
3.00%, with due dates from 4/1/46 to 11/1/48	953,013	1,002,980
Uniform Mortgage-Backed Securities
6.00%, TBA, 1/1/51	1,000,000	1,123,281
4.50%, TBA, 1/1/51	1,000,000	1,083,750
3.50%, TBA, 1/1/51	2,000,000	2,114,688
2.50%, TBA, 2/1/51	3,000,000	3,157,149
2.50%, TBA, 1/1/51	4,000,000	4,216,875
2.50%, TBA, 1/1/36	1,000,000	1,043,125
2.00%, TBA, 2/1/51	2,000,000	2,074,922
2.00%, TBA, 1/1/51	3,000,000	3,117,188
		20,843,289
Total U.S. government and agency mortgage
obligations (cost $26,002,077)		$26,262,501

CORPORATE BONDS AND NOTES (15.8%)*	Principal amount	Value
Basic materials (0.8%)
Allegheny Technologies, Inc. sr. unsec.
unsub. notes 7.875%, 8/15/23	$10,000	$10,913
ArcelorMittal SA sr. unsec. unsub. notes 7.25%,
10/15/39 (France)	10,000	13,800
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	5,000	5,238
Beacon Roofing Supply, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/25	10,000	10,238
Big River Steel, LLC/BRS Finance Corp. 144A
sr. notes 6.625%, 1/31/29	10,000	10,800
BMC East, LLC 144A company
guaranty sr. notes 5.50%, 10/1/24	20,000	20,550
Boise Cascade Co. 144A company
guaranty sr. unsec. notes 4.875%, 7/1/30	10,000	10,825
Builders FirstSource, Inc. 144A sr. notes 6.75%, 6/1/27	9,000	9,762
BWAY Holding Co. 144A sr. unsec. notes 7.25%, 4/15/25	10,000	10,100
Celanese US Holdings, LLC company
guaranty sr. unsec. notes 3.50%, 5/8/24 (Germany)	11,000	11,912
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	15,000	18,375
CF Industries, Inc. 144A company
guaranty sr. notes 4.50%, 12/1/26	56,000	66,347
Clearwater Paper Corp. 144A company
guaranty sr. unsec. notes 4.75%, 8/15/28	5,000	5,175
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 6.75%, 12/1/27	15,000	16,238
Compass Minerals International, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 7/15/24	30,000	31,200
Core & Main LP 144A sr. unsec. notes 6.125%, 8/15/25	5,000	5,169
CP Atlas Buyer, Inc. 144A sr. unsec. notes
7.00%, 12/1/28	5,000	5,200
Freeport-McMoRan, Inc. company guaranty sr.
unsec. bonds 4.625%, 8/1/30 (Indonesia)	5,000	5,488
Freeport-McMoRan, Inc. company guaranty sr.
unsec. notes 4.375%, 8/1/28 (Indonesia)	10,000	10,625
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26	25,000	25,750

Putnam VT Global Asset Allocation Fund	9

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Basic materials cont.
Georgia-Pacific, LLC 144A sr. unsec.
sub. notes 2.10%, 4/30/27	$10,000	$10,558
Glencore Funding, LLC 144A company
guaranty sr. unsec. notes 1.625%, 9/1/25	4,000	4,103
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.625%, 4/29/24	6,000	6,701
Glencore Funding, LLC 144A company
guaranty sr. unsec. unsub. notes 4.00%, 4/16/25	37,000	41,402
GrafTech Finance, Inc. 144A company
guaranty sr. notes 4.625%, 12/15/28	5,000	5,056
Graphic Packaging International, LLC 144A company
guaranty sr. unsec. notes 3.50%, 3/1/29	5,000	5,113
Greif, Inc. 144A company guaranty sr. unsec.
notes 6.50%, 3/1/27	10,000	10,575
HudBay Minerals, Inc. 144A company guaranty sr.
unsec. notes 7.625%, 1/15/25 (Canada)	10,000	10,388
HudBay Minerals, Inc. 144A company guaranty sr.
unsec. notes 6.125%, 4/1/29 (Canada)	5,000	5,388
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28	10,000	10,025
Intelligent Packaging Holdco Issuer LP 144A
sr. unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	10,000	9,900
Intelligent Packaging, Ltd.,
Finco, Inc./Intelligent Packaging Ltd Co-Issuer,
LL 144A sr. notes 6.00%, 9/15/28 (Canada)	5,000	5,138
International Flavors & Fragrances, Inc.
sr. unsec. notes 4.45%, 9/26/28	23,000	27,227
Kraton Polymers, LLC 144A company
guaranty sr. unsec. notes 4.25%, 12/15/25	5,000	5,101
Louisiana-Pacific Corp. company
guaranty sr. unsec. unsub. notes 4.875%, 9/15/24	5,000	5,125
Mauser Packaging Solutions Holding Co. 144A
sr. notes 8.50%, 4/15/24	5,000	5,225
Mauser Packaging Solutions Holding Co. 144A
sr. notes 5.50%, 4/15/24	10,000	10,197
Mercer International, Inc. sr. unsec.
notes 6.50%, 2/1/24 (Canada)	10,000	10,138
Mercer International, Inc. sr. unsec.
notes 5.50%, 1/15/26 (Canada)	10,000	10,181
Novelis Corp. 144A company guaranty sr. unsec.
bonds 5.875%, 9/30/26	25,000	26,125
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30	25,000	26,934
Nutrien, Ltd. sr. unsec. bonds 5.25%,
1/15/45 (Canada)	20,000	27,240
Nutrien, Ltd. sr. unsec. bonds 4.125%,
3/15/35 (Canada)	25,000	29,772
Nutrien, Ltd. sr. unsec. sub. bonds 4.20%,
4/1/29 (Canada)	24,000	28,697
Nutrition & Biosciences, Inc. 144A sr. unsec.
bonds 3.468%, 12/1/50	7,000	7,604
Nutrition & Biosciences, Inc. 144A sr. unsec.
bonds 2.30%, 11/1/30	19,000	19,570
Packaging Corp. of America sr. unsec.
unsub. notes 4.50%, 11/1/23	45,000	49,507
Sherwin-Williams Co. (The) sr. unsec.
unsub. bonds 3.45%, 6/1/27	35,000	39,541
Smurfit Kappa Treasury Funding DAC company
guaranty sr. unsec. unsub. notes 7.50%, 11/20/25
(Ireland)	15,000	18,394

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Basic materials cont.
TMS International Holding Corp. 144A sr. unsec.
notes 7.25%, 8/15/25	$10,000	$10,150
TopBuild Corp. 144A company guaranty sr. unsec.
notes 5.625%, 5/1/26	10,000	10,363
Tronox Finance PLC 144A company
guaranty sr. unsec. notes 5.75%, 10/1/25
(United Kingdom)	10,000	10,375
U.S. Concrete, Inc. company guaranty sr. unsec.
unsub. notes 6.375%, 6/1/24	4,000	4,100
U.S. Concrete, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 3/1/29	5,000	5,150
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27	20,000	21,125
W.R. Grace & Co.-Conn. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/24	10,000	10,788
W.R. Grace & Co.-Conn. 144A company
guaranty sr. unsec. notes 4.875%, 6/15/27	10,000	10,605
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 8.20%, 1/15/30	30,000	42,753
WestRock MWV, LLC company guaranty sr. unsec.
unsub. notes 7.95%, 2/15/31	10,000	14,278
Weyerhaeuser Co. sr. unsec. unsub. notes
7.375%, 3/15/32 R	39,000	58,484
		972,801
Capital goods (0.8%)
Allison Transmission, Inc. 144A company
guaranty sr. unsec. bonds 3.75%, 1/30/31	5,000	5,116
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	20,000	21,050
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. notes 6.875%, 7/1/28	10,000	10,775
American Axle & Manufacturing, Inc. company
guaranty sr. unsec. unsub. notes 6.25%, 4/1/25	5,000	5,175
Amsted Industries, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 7/1/27	10,000	10,625
Amsted Industries, Inc. 144A sr. unsec.
bonds 4.625%, 5/15/30	5,000	5,238
ATS Automation Tooling Systems, Inc. 144A
sr. unsec. notes 4.125%, 12/15/28 (Canada)	5,000	5,088
Berry Global, Inc. company
guaranty unsub. notes 5.125%, 7/15/23	5,000	5,063
Berry Global, Inc. 144A company
guaranty notes 5.625%, 7/15/27	5,000	5,377
Berry Global, Inc. 144A notes 4.50%, 2/15/26	5,000	5,113
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	10,000	9,194
Bombardier, Inc. 144A sr. unsec. notes 7.50%,
12/1/24 (Canada)	5,000	4,796
Clarios Global LP 144A company
guaranty sr. notes 6.75%, 5/15/25	10,000	10,775
Clean Harbors, Inc. 144A sr. unsec. bonds
5.125%, 7/15/29	5,000	5,463
Clean Harbors, Inc. 144A sr. unsec. notes
4.875%, 7/15/27	10,000	10,433
Crown Americas, LLC/Crown Americas Capital Corp.
VI company guaranty sr. unsec. notes 4.75%, 2/1/26	5,000	5,188
Crown Cork & Seal Co., Inc. company
guaranty sr. unsec. bonds 7.375%, 12/15/26	10,000	12,175
General Dynamics Corp. company
guaranty sr. unsec. unsub. notes 2.25%, 11/15/22	30,000	30,968
GFL Environmental, Inc. 144A company
guaranty sr. notes 3.50%, 9/1/28 (Canada)	5,000	5,100

10	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Capital goods cont.
GFL Environmental, Inc. 144A company
guaranty sr. unsec. notes 4.00%, 8/1/28 (Canada)	$5,000	$5,038
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	10,000	10,638
GFL Environmental, Inc. 144A sr. unsec.
notes 8.50%, 5/1/27 (Canada)	6,000	6,660
Great Lakes Dredge & Dock Corp. company
guaranty sr. unsec. notes 8.00%, 5/15/22	20,000	20,512
Honeywell International, Inc. sr. unsec.
bonds 3.812%, 11/21/47	55,000	70,407
Husky III Holding, Ltd. 144A sr. unsec.
notes 13.00%, 2/15/25 (Canada) ‡‡	15,000	16,313
Johnson Controls International PLC sr. unsec.
bonds 4.95%, 7/2/64	65,000	88,496
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	6,000	7,886
L3Harris Technologies, Inc. sr. unsec.
bonds 1.80%, 1/15/31	5,000	5,076
L3Harris Technologies, Inc. sr. unsec.
notes 3.85%, 12/15/26	24,000	27,732
L3Harris Technologies, Inc. sr. unsec.
sub. notes 4.40%, 6/15/28	25,000	29,977
MasTec, Inc. 144A company guaranty sr. unsec.
notes 4.50%, 8/15/28	10,000	10,500
Northrop Grumman Corp. sr. unsec.
unsub. notes 3.25%, 1/15/28	60,000	67,849
Oshkosh Corp. sr. unsec. sub. notes 4.60%, 5/15/28	9,000	10,623
Oshkosh Corp. sr. unsec. unsub. notes 3.10%, 3/1/30	2,000	2,181
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	15,000	16,107
Owens-Brockway Glass Container, Inc. 144A company
guaranty sr. unsec. notes 6.625%, 5/13/27	5,000	5,413
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	5,000	5,363
Panther BF Aggregator 2 LP/Panther
Finance Co., Inc. 144A company
guaranty sr. unsec. notes 8.50%, 5/15/27	10,000	10,864
Park-Ohio Industries, Inc. company
guaranty sr. unsec. notes 6.625%, 4/15/27	15,000	15,525
Raytheon Technologies Corp. sr. unsec.
bonds 4.875%, 10/15/40 (acquired 6/8/20,
cost $24,532) ∆∆	20,000	26,052
Raytheon Technologies Corp. sr. unsec.
notes 2.50%, 12/15/22 (acquired 6/8/20,
cost $51,539) ∆∆	50,000	51,768
Raytheon Technologies Corp. sr. unsec.
unsub. notes 4.125%, 11/16/28	5,000	5,961
RBS Global, Inc./Rexnord, LLC 144A sr. unsec.
notes 4.875%, 12/15/25	15,000	15,281
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	25,000	26,107
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	20,000	21,600
Tennant Co. company guaranty sr. unsec.
unsub. notes 5.625%, 5/1/25	10,000	10,413
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.50%, 5/15/25	5,000	5,138
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	10,000	10,350
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	15,000	15,770

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Capital goods cont.
TransDigm, Inc. company guaranty sr. unsec.
unsub. notes 6.50%, 7/15/24	$8,000	$8,142
TransDigm, Inc. 144A company
guaranty sr. notes 6.25%, 3/15/26	50,000	53,250
Waste Connections, Inc. sr. unsec.
sub. bonds 3.50%, 5/1/29	30,000	34,219
Waste Pro USA, Inc. 144A sr. unsec. notes
5.50%, 2/15/26	20,000	20,450
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	10,000	11,373
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.125%, 6/15/25	5,000	5,499
		927,245
Communication services (2.0%)
American Tower Corp. sr. unsec. bonds
3.125%, 1/15/27 R	14,000	15,445
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	100,000	108,492
AT&T, Inc. sr. unsec. bonds 4.30%, 2/15/30	28,000	33,447
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	7,000	8,349
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	77,000	94,980
AT&T, Inc. 144A sr. unsec. bonds 3.55%, 9/15/55	61,000	60,793
AT&T, Inc. 144A sr. unsec. unsub. bonds
2.55%, 12/1/33	187,000	191,701
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
company guaranty sr. unsec. bonds 5.50%, 5/1/26	15,000	15,544
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. bonds 5.375%, 6/1/29	40,000	43,850
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. bonds 4.50%, 5/1/32	10,000	10,677
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. bonds 4.50%, 8/15/30	5,000	5,306
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A
sr. unsec. notes 5.75%, 2/15/26	10,000	10,319
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. notes 3.75%, 2/15/28	2,000	2,242
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 6.484%, 10/23/45	3,000	4,243
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 4.80%, 3/1/50	10,000	11,944
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp.
sr. bonds 3.70%, 4/1/51	110,000	114,230
Charter Communications Operating, LLC/Charter
Communications Operating Capital Corp. company
guaranty sr. sub. bonds 5.375%, 5/1/47	44,000	54,917
Comcast Cable Communications Holdings, Inc.
company guaranty sr. unsec. notes 9.455%, 11/15/22	67,000	78,411
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	7,000	8,837
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.969%, 11/1/47	92,000	114,822
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	17,000	26,279
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	19,000	22,421
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	8,000	8,180
Cox Communications, Inc. 144A company
guaranty sr. unsec. bonds 2.95%, 10/1/50	32,000	32,718

Putnam VT Global Asset Allocation Fund	11

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Communication services cont.
Cox Communications, Inc. 144A sr. unsec.
bonds 3.50%, 8/15/27	$25,000	$28,263
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	25,000	28,813
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	34,000	38,386
Crown Castle International Corp. sr. unsec.
unsub. bonds 3.70%, 6/15/26 R	35,000	39,454
CSC Holdings, LLC sr. unsec. unsub. bonds
5.25%, 6/1/24	63,000	68,191
CSC Holdings, LLC sr. unsec. unsub. notes
6.75%, 11/15/21	33,000	34,320
Deutsche Telekom International Finance BV company
guaranty sr. unsec. unsub. bonds 8.75%, 6/15/30
(Netherlands)	73,000	115,499
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	35,000	36,699
Equinix, Inc. sr. unsec. notes 5.375%, 5/15/27 R	5,000	5,450
Equinix, Inc. sr. unsec. sub. notes 3.20%, 11/18/29 R	25,000	27,444
Equinix, Inc. sr. unsec. sub. notes 2.90%, 11/18/26 R	80,000	87,493
Frontier Communications Corp. sr. unsec.
notes 10.50%, 9/15/22 (In default) †	20,000	10,400
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	5,000	5,406
Frontier Communications Corp. 144A notes
6.75%, 5/1/29	10,000	10,700
Intelsat Jackson Holdings SA 144A sr. unsec.
notes 9.75%, 7/15/25 (Luxembourg) (In default) †	25,000	17,875
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 4.625%, 9/15/27	30,000	31,333
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. notes 4.25%, 7/1/28	10,000	10,275
Level 3 Financing, Inc. 144A company
guaranty sr. unsec. unsub. notes 3.625%, 1/15/29	5,000	4,988
Quebecor Media, Inc. sr. unsec.
unsub. notes 5.75%, 1/15/23 (Canada)	3,000	3,236
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
3/15/43 (Canada)	85,000	107,749
Sprint Capital Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 11/15/28	45,000	59,332
Sprint Corp. company guaranty sr. unsec.
notes 7.625%, 3/1/26	10,000	12,412
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.875%, 9/15/23	38,000	43,996
Sprint Corp. company guaranty sr. unsec.
sub. notes 7.25%, 9/15/21	17,000	17,689
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 6.00%, 3/1/23	5,000	5,006
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	15,000	16,180
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 4.00%, 4/15/22	5,000	5,156
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	25,000	26,872
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. notes 4.50%, 2/1/26	5,000	5,112
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.875%, 4/15/30	22,000	25,481
T-Mobile USA, Inc. 144A company
guaranty sr. notes 3.75%, 4/15/27	73,000	83,133

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Communication services cont.
T-Mobile USA, Inc. 144A company
guaranty sr. sub. bonds 2.25%, 11/15/31	$60,000	$61,580
TCI Communications, Inc. sr. unsec.
unsub. notes 7.125%, 2/15/28	65,000	90,026
Verizon Communications, Inc. sr. unsec.
unsub. bonds 5.25%, 3/16/37	30,000	40,656
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.40%, 11/1/34	65,000	81,171
Verizon Communications, Inc. sr. unsec.
unsub. notes 4.329%, 9/21/28	139,000	167,388
Videotron, Ltd. company guaranty sr. unsec.
unsub. notes 5.00%, 7/15/22 (Canada)	20,000	21,000
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	21,000	22,287
Zayo Group Holdings, Inc. 144A sr. unsec.
notes 6.125%, 3/1/28	5,000	5,288
		2,579,886
Consumer cyclicals (2.1%)
Alimentation Couche-Tard, Inc. 144A company
guaranty sr. unsec. notes 3.55%, 7/26/27
(Canada)	25,000	28,125
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	14,000	15,299
Amazon.com, Inc. sr. unsec. notes 3.15%, 8/22/27	90,000	102,471
Amazon.com, Inc. sr. unsec. unsub. notes
3.30%, 12/5/21	75,000	76,728
American Builders & Contractors Supply Co., Inc.
144A company guaranty sr. unsec. notes
5.875%, 5/15/26	5,000	5,181
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	5,000	5,175
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.95%, 8/14/28	35,000	40,794
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 3.40%, 8/13/21	10,000	10,186
BMW US Capital, LLC 144A company
guaranty sr. unsec. notes 2.00%, 4/11/21	40,000	40,121
Boyd Gaming Corp. company guaranty sr. unsec.
notes 6.00%, 8/15/26	5,000	5,188
Boyd Gaming Corp. company guaranty sr. unsec.
notes 4.75%, 12/1/27	5,000	5,194
Boyd Gaming Corp. company guaranty sr. unsec.
unsub. notes 6.375%, 4/1/26	10,000	10,388
Boyd Gaming Corp. 144A sr. unsec. notes
8.625%, 6/1/25	5,000	5,561
Brookfield Residential
Properties, Inc./Brookfield Residential US Corp.
144A company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	10,000	10,638
Carnival Corp. 144A sr. notes 11.50%, 4/1/23	5,000	5,784
Carriage Services, Inc. 144A sr. unsec.
notes 6.625%, 6/1/26	15,000	16,031
Cinemark USA, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 6/1/23	19,000	18,050
Clear Channel Outdoor Holdings, Inc. 144A company
guaranty sr. notes 5.125%, 8/15/27	10,000	10,100
Clear Channel Worldwide Holdings, Inc. company
guaranty sr. unsec. notes 9.25%, 2/15/24	8,000	8,100
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	15,000	13,950
Cornerstone Building Brands, Inc. 144A company
guaranty sr. unsec. sub. notes 8.00%, 4/15/26	3,000	3,143

12	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
CRC Escrow Issuer, LLC/CRC Finco, Inc. 144A
company guaranty sr. unsec. notes 5.25%, 10/15/25	$20,000	$20,200
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. notes 5.375%, 8/15/26	15,000	12,188
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. unsec. notes 6.625%, 8/15/27	25,000	15,125
Discovery Communications, LLC company
guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	10,000	11,455
Dollar General Corp. sr. unsec. sub. notes
3.25%, 4/15/23	65,000	68,776
Ecolab, Inc. sr. unsec. unsub. notes 3.25%, 12/1/27	70,000	79,438
Entercom Media Corp. 144A company
guaranty notes 6.50%, 5/1/27	10,000	10,163
Entercom Media Corp. 144A company
guaranty sr. unsec. notes 7.25%, 11/1/24	15,000	14,963
Ford Motor Co. sr. unsec. unsub. notes
9.00%, 4/22/25	5,000	6,130
Gap, Inc. (The) 144A sr. notes 8.625%, 5/15/25	5,000	5,576
Gap, Inc. (The) 144A sr. notes 8.375%, 5/15/23	10,000	11,338
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	5,000	5,269
General Motors Co. sr. unsec. notes 6.125%, 10/1/25	10,000	12,130
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	79,000	88,943
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	22,000	24,665
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	10,000	11,007
Global Payments, Inc. sr. unsec. notes
2.90%, 5/15/30	21,000	22,866
Global Payments, Inc. sr. unsec.
unsub. notes 4.00%, 6/1/23	55,000	59,481
Gray Television, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/15/30	5,000	5,094
Gray Television, Inc. 144A sr. unsec.
notes 7.00%, 5/15/27	20,000	21,900
GW B-CR Security Corp. 144A sr. unsec.
notes 9.50%, 11/1/27 (Canada)	8,000	8,860
Hanesbrands, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 5/15/25	5,000	5,290
Hanesbrands, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	10,000	10,475
Hilton Worldwide Finance, LLC/Hilton Worldwide
Finance Corp. company guaranty sr. unsec.
notes 4.875%, 4/1/27	21,000	22,227
Howard Hughes Corp. (The) 144A sr. unsec.
notes 5.375%, 3/15/25	15,000	15,469
Hyatt Hotels Corp. sr. unsec. unsub. notes
4.85%, 3/15/26	47,000	52,466
iHeartCommunications, Inc. company
guaranty sr. notes 6.375%, 5/1/26	41,208	44,093
iHeartCommunications, Inc. company
guaranty sr. unsec. notes 8.375%, 5/1/27	17,189	18,349
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	5,000	6,144
IHS Markit, Ltd. 144A company
guaranty notes 4.75%, 2/15/25 (United Kingdom)	70,000	80,326
IHS Markit, Ltd. 144A company guaranty sr. unsec.
notes 4.00%, 3/1/26 (United Kingdom)	5,000	5,713
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	86,000	103,871

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Iron Mountain, Inc. 144A company
guaranty sr. unsec. bonds 5.25%, 3/15/28 R	$5,000	$5,276
Iron Mountain, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 9/15/27 R	20,000	20,900
JELD-WEN, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 12/15/27	10,000	10,575
JELD-WEN, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 12/15/25	10,000	10,205
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	5,000	5,375
L Brands, Inc. company guaranty sr. unsec.
bonds 6.75%, perpetual maturity	5,000	5,571
L Brands, Inc. company guaranty sr. unsec.
notes 7.50%, perpetual maturity	15,000	16,613
L Brands, Inc. 144A company
guaranty sr. notes 6.875%, 7/1/25	5,000	5,429
L Brands, Inc. 144A company guaranty sr. unsec.
unsub. bonds 6.625%, 10/1/30	5,000	5,563
LBM Acquisition, LLC 144A company
guaranty sr. unsec. notes 6.25%, 1/15/29	5,000	5,163
Lennar Corp. company guaranty sr. unsec.
sub. notes 5.875%, 11/15/24	5,000	5,775
Levi Strauss & Co. sr. unsec. unsub. notes
5.00%, 5/1/25	5,000	5,125
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.875%, 11/1/24	10,000	10,150
Lions Gate Capital Holdings, LLC 144A sr. unsec.
notes 6.375%, 2/1/24	10,000	10,250
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	5,000	5,063
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	10,000	10,275
Live Nation Entertainment, Inc. 144A
sr. notes 6.50%, 5/15/27	5,000	5,593
Macy’s, Inc. 144A company guaranty sr. unsec.
notes 8.375%, 6/15/25	5,000	5,553
Marriott International, Inc. sr. unsec.
bonds 4.625%, 6/15/30	11,000	12,908
Marriott International, Inc. sr. unsec.
notes Ser. EE, 5.75%, 5/1/25	8,000	9,358
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	5,000	5,369
Mattamy Group Corp. 144A sr. unsec. notes 5.25%,
12/15/27 (Canada)	15,000	15,863
Mattamy Group Corp. 144A sr. unsec. notes 4.625%,
3/1/30 (Canada)	10,000	10,600
Mattel, Inc. 144A company guaranty sr. unsec.
notes 5.875%, 12/15/27	15,000	16,669
Meredith Corp. company guaranty sr. unsec.
notes 6.875%, 2/1/26	25,000	24,500
Meredith Corp. 144A company guaranty sr. unsec.
notes 6.50%, 7/1/25	10,000	10,650
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	20,000	18,727
MPH Acquisition Holdings, LLC 144A company
guaranty sr. unsec. notes 5.75%, 11/1/28	5,000	4,914
Navistar International Corp. 144A sr. unsec.
notes 6.625%, 11/1/25	20,000	20,953
Nexstar Broadcasting, Inc. 144A sr. unsec.
notes 4.75%, 11/1/28	5,000	5,231
Nexstar Escrow, Inc. 144A sr. unsec.
notes 5.625%, 7/15/27	15,000	16,069

Putnam VT Global Asset Allocation Fund	13

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company
guaranty sr. unsec. notes 5.00%, 2/1/25
(Luxembourg)	$15,000	$15,394
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. notes 5.625%, 10/1/28	10,000	10,866
Nielsen Finance, LLC/Nielsen Finance Co. 144A
company guaranty sr. unsec. sub. notes 5.00%, 4/15/22 7,000		7,018
Nordstrom, Inc. 144A sr. notes 8.75%, 5/15/25	10,000	11,201
Omnicom Group, Inc. company guaranty sr. unsec.
unsub. notes 3.60%, 4/15/26	65,000	74,171
Outfront Media Capital, LLC/Outfront Media
Capital Corp. 144A company guaranty sr. unsec.
notes 6.25%, 6/15/25	10,000	10,550
Penn National Gaming, Inc. 144A sr. unsec.
notes 5.625%, 1/15/27	10,000	10,438
PM General Purchaser, LLC 144A sr. notes
9.50%, 10/1/28	15,000	16,613
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company
guaranty sr. notes 3.375%, 8/31/27	5,000	4,963
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	10,000	10,736
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	20,000	29,925
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 5.50%, 3/1/26	64,000	76,155
Refinitiv US Holdings, Inc. 144A company
guaranty sr. notes 6.25%, 5/15/26	10,000	10,675
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	30,000	32,721
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	9,000	8,873
Sabre GLBL, Inc. 144A company
guaranty sr. notes 9.25%, 4/15/25	15,000	17,850
Scientific Games International, Inc. 144A company
guaranty sr. unsec. notes 7.25%, 11/15/29	15,000	16,463
Scientific Games International, Inc. 144A
sr. unsec. notes 7.00%, 5/15/28	5,000	5,376
Scotts Miracle-Gro, Co. (The) company
guaranty sr. unsec. notes 4.50%, 10/15/29	15,000	16,163
Scripps Escrow II, Inc. 144A sr. notes 3.875%, 1/15/29	5,000	5,196
Scripps Escrow II, Inc. 144A sr. unsec.
bonds 5.375%, 1/15/31	5,000	5,213
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	10,000	10,400
Sinclair Television Group, Inc. 144A company
guaranty sr. unsec. bonds 5.50%, 3/1/30	10,000	10,400
Sinclair Television Group, Inc. 144A
sr. bonds 4.125%, 12/1/30	5,000	5,116
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.50%, 7/1/29	5,000	5,502
Sirius XM Radio, Inc. 144A sr. unsec.
bonds 5.00%, 8/1/27	25,000	26,375
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	10,000	10,288
Six Flags Theme Parks, Inc. 144A company
guaranty sr. notes 7.00%, 7/1/25	10,000	10,800
Spectrum Brands, Inc. company guaranty sr. unsec.
unsub. notes 6.125%, 12/15/24	10,000	10,213

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 10/1/29	$5,000	$5,370
Standard Industries, Inc. 144A sr. unsec.
bonds 3.375%, 1/15/31	10,000	10,050
Standard Industries, Inc. 144A sr. unsec.
notes 5.00%, 2/15/27	49,000	51,205
Station Casinos, LLC 144A sr. unsec. notes
4.50%, 2/15/28	10,000	10,075
SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse
HSP Gaming Finance Corp. 144A company
guaranty sr. unsub. notes 5.875%, 5/15/25	10,000	9,675
Taylor Morrison Communities, Inc. 144A sr. unsec.
notes 5.75%, 1/15/28	5,000	5,663
Terrier Media Buyer, Inc. 144A company
guaranty sr. unsec. notes 8.875%, 12/15/27	20,000	22,050
Townsquare Media, Inc. 144A company
guaranty sr. unsec. notes 6.50%, 4/1/23	20,000	20,352
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26 ##	15,000	15,710
TRI Pointe Group, Inc. sr. unsec. notes
5.70%, 6/15/28	5,000	5,645
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes
5.875%, 6/15/24	5,000	5,458
TWDC Enterprises 18 Corp. sr. unsec. notes
2.75%, 8/16/21	30,000	30,438
Univision Communications, Inc. 144A company
guaranty sr. notes 9.50%, 5/1/25	5,000	5,563
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	10,000	10,741
Univision Communications, Inc. 144A company
guaranty sr. sub. notes 5.125%, 2/15/25	5,000	5,038
Valvoline, Inc. company guaranty sr. unsec.
notes 4.375%, 8/15/25	5,000	5,164
Valvoline, Inc. 144A company guaranty sr. unsec.
unsub. notes 4.25%, 2/15/30	5,000	5,300
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	38,000	45,456
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	22,000	24,141
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	12,000	13,734
Walt Disney Co. (The) company guaranty sr. unsec.
bonds 7.75%, 12/1/45	40,000	71,775
Werner FinCo LP/Werner FinCo, Inc. 144A company
guaranty sr. unsec. notes 8.75%, 7/15/25	20,000	21,200
White Cap Buyer, LLC 144A sr. unsec.
notes 6.875%, 10/15/28	10,000	10,663
WMG Acquisition Corp. 144A company
guaranty sr. bonds 3.00%, 2/15/31	5,000	4,900
WMG Acquisition Corp. 144A company
guaranty sr. unsec. notes 5.50%, 4/15/26	5,000	5,181
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. bonds 5.00%, 9/1/26	10,000	10,200
Wolverine World Wide, Inc. 144A company
guaranty sr. unsec. notes 6.375%, 5/15/25	5,000	5,325
Wynn Las Vegas, LLC/Wynn Las Vegas Capital Corp.
144A company guaranty sr. unsec.
sub. notes 5.25%, 5/15/27	15,000	15,461

14	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer cyclicals cont.
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds 5.125%, 10/1/29	$15,000	$15,713
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. notes 7.75%, 4/15/25	5,000	5,419
		2,594,781
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	5,000	5,067
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 4.375%, 1/15/28 (Canada)	5,000	5,150
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 3.875%, 1/15/28 (Canada)	10,000	10,175
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	5,000	5,509
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	35,000	37,231
Albertsons Cos., LLC/Safeway, Inc./New Albertsons
LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	10,000	11,191
Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
Worldwide, Inc. company guaranty sr. unsec.
unsub. notes 3.65%, 2/1/26	35,000	39,563
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	13,000	18,484
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	15,000	18,523
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.15%, 1/23/25	13,000	14,803
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	15,000	15,413
Ascend Learning, LLC 144A sr. unsec.
notes 6.875%, 8/1/25	5,000	5,144
Avient Corp. 144A sr. unsec. notes 5.75%, 5/15/25	5,000	5,313
Brand Energy & Infrastructure Services, Inc. 144A
sr. unsec. notes 8.50%, 7/15/25	10,000	10,213
CVS Pass-Through Trust sr. notes 6.036%, 12/10/28	2,581	2,993
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 7.00%, 10/15/37	50,000	77,548
ERAC USA Finance, LLC 144A company
guaranty sr. unsec. notes 5.625%, 3/15/42	60,000	84,257
Fresh Market, Inc. (The) 144A company
guaranty sr. notes 9.75%, 5/1/23	20,000	20,600
Go Daddy Operating Co, LLC/GD Finance Co., Inc.
144A company guaranty sr. unsec. notes
5.25%, 12/1/27	5,000	5,263
Golden Nugget, Inc. 144A company
guaranty sr. unsec. sub. notes 8.75%, 10/1/25	10,000	10,275
Golden Nugget, Inc. 144A sr. unsec. notes
6.75%, 10/15/24	20,000	19,856
IRB Holding Corp. 144A company
guaranty sr. notes 7.00%, 6/15/25	5,000	5,463
Itron, Inc. 144A company guaranty sr. unsec.
notes 5.00%, 1/15/26	10,000	10,213
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.597%, 5/25/28	31,000	37,730
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.417%, 5/25/25	14,000	16,141
Keurig Dr Pepper, Inc. company
guaranty sr. unsec. unsub. notes 4.057%, 5/25/23	8,000	8,692

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Consumer staples cont.
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 5.25%, 6/1/26	$15,000	$15,563
KFC Holding Co./Pizza Hut Holdings, LLC/Taco Bell
of America, LLC 144A company guaranty sr. unsec.
notes 4.75%, 6/1/27	10,000	10,560
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes 5.00%, 7/15/35	15,000	18,184
Kraft Heinz Co. (The) company guaranty sr. unsec.
notes 3.00%, 6/1/26	35,000	36,549
Kraft Heinz Co. (The) 144A company
guaranty sr. unsec. notes 3.875%, 5/15/27	3,000	3,232
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 5/15/28	10,000	11,163
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.875%, 11/1/26	31,000	32,405
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 4.625%, 11/1/24	5,000	5,213
Match Group, Inc. 144A sr. unsec. bonds
5.00%, 12/15/27	13,000	13,817
Match Group, Inc. 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	25,000	26,204
Nestle Holdings, Inc. 144A company
guaranty sr. unsec. notes 0.375%, 1/15/24	150,000	150,151
Netflix, Inc. sr. unsec. notes 6.375%, 5/15/29	5,000	6,175
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	10,000	11,277
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	20,000	23,975
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	25,000	29,469
Netflix, Inc. 144A sr. unsec. bonds 4.875%, 6/15/30	5,000	5,750
Newell Brands, Inc. sr. unsec. notes 4.875%, 6/1/25	5,000	5,502
Newell Brands, Inc. sr. unsec.
unsub. notes 4.70%, 4/1/26	10,000	11,015
Rite Aid Corp. 144A company
guaranty sr. notes 8.00%, 11/15/26	8,000	8,560
Rite Aid Corp. 144A company guaranty sr. unsec.
sub. notes 7.50%, 7/1/25	5,000	5,219
TripAdvisor, Inc. 144A company
guaranty sr. unsec. notes 7.00%, 7/15/25	10,000	10,800
Yum! Brands, Inc. sr. unsec. sub. bonds
3.625%, 3/15/31	5,000	5,054
Yum! Brands, Inc. 144A sr. unsec. bonds
4.75%, 1/15/30	5,000	5,483
		952,130
Energy (1.4%)
Antero Resources Corp. company
guaranty sr. unsec. sub. notes 5.125%, 12/1/22	6,000	5,985
Antero Resources Corp. 144A company
guaranty sr. unsec. notes 8.375%, 7/15/26	5,000	5,103
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	10,000	10,663
Apache Corp. sr. unsec. unsub. notes
4.875%, 11/15/27	5,000	5,300
Apache Corp. sr. unsec. unsub. notes
4.375%, 10/15/28	10,000	10,410
Ascent Resources Utica Holdings, LLC/ARU
Finance Corp. 144A sr. unsec. notes 10.00%, 4/1/22	11,000	11,220
Baytex Energy Corp. 144A company
guaranty sr. unsec. sub. notes 5.625%, 6/1/24
(Canada)	5,000	3,440
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	70,000	77,501

Putnam VT Global Asset Allocation Fund	15

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Energy cont.
BP Capital Markets PLC company
guaranty sr. unsec. unsub. notes 3.279%, 9/19/27
(United Kingdom)	$35,000	$39,299
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	10,000	13,013
ChampionX corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	15,000	15,150
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	35,000	41,404
Comstock Escrow Corp. company guaranty sr. unsec.
sub. notes 9.75%, 8/15/26	5,000	5,375
Comstock Resources, Inc. company
guaranty sr. unsec. sub. notes 9.75%, 8/15/26	10,000	10,775
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	10,000	10,246
Concho Resources, Inc. company
guaranty sr. unsec. notes 3.75%, 10/1/27	46,000	52,574
Continental Resources, Inc. company
guaranty sr. unsec. notes 4.375%, 1/15/28	10,000	10,252
Continental Resources, Inc. company
guaranty sr. unsec. unsub. notes 4.50%, 4/15/23	10,000	10,311
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	5,000	5,550
DCP Midstream Operating LP company
guaranty sr. unsec. notes 5.625%, 7/15/27	5,000	5,538
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	15,000	16,575
Devon Energy Corp. sr. unsec. unsub. bonds
7.95%, 4/15/32	5,000	7,013
Devon Energy Corp. sr. unsec.
unsub. bonds 7.875%, 9/30/31	5,000	6,935
Devon Energy Corp. sr. unsec. unsub. bonds
5.60%, 7/15/41	5,000	6,115
Diamondback Energy, Inc. company
guaranty sr. unsec. notes 3.25%, 12/1/26	15,000	16,015
Diamondback Energy, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 5/31/25	5,000	5,205
Diamondback Energy, Inc. sr. unsec. notes
4.75%, 5/31/25	5,000	5,629
Double Eagle III Midco 1 LLC/Double Eagle
Finance Corp. 144A sr. unsec. notes 7.75%, 12/15/25	10,000	10,604
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	45,000	48,542
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 6.625%, 7/15/25	10,000	10,700
Energy Transfer Operating LP company
guaranty sr. unsec. bonds 3.75%, 5/15/30	30,000	32,360
Energy Transfer Operating LP company
guaranty sr. unsec. notes 5.875%, 1/15/24	12,000	13,489
Energy Transfer Operating LP company
guaranty sr. unsec. notes 2.90%, 5/15/25	37,000	39,145
Energy Transfer Operating LP jr. unsec. sub. FRB
Ser. B, 6.625%, perpetual maturity	91,000	76,895
Energy Transfer Operating LP sr. unsec.
unsub. bonds 6.125%, 12/15/45	6,000	7,088
Energy Transfer Operating LP sr. unsec.
unsub. notes 5.20%, 2/1/22	25,000	25,906
EnLink Midstream, LLC 144A company
guaranty sr. unsec. notes 5.625%, 1/15/28	5,000	5,101
EOG Resources, Inc. sr. unsec.
unsub. notes 2.625%, 3/15/23	50,000	52,178

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Energy cont.
Equinor ASA company guaranty sr. unsec.
notes 5.10%, 8/17/40 (Norway)	$40,000	$55,966
Exxon Mobil Corp. sr. unsec. unsub. notes
2.222%, 3/1/21	115,000	115,165
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	10,000	10,453
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	50,000	52,000
Holly Energy Partners LP/Holly Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.00%, 2/1/28	10,000	10,075
Indigo Natural Resources, LLC 144A sr. unsec.
notes 6.875%, 2/15/26	10,000	10,225
Marathon Petroleum Corp. sr. unsec.
unsub. notes 6.50%, 3/1/41	25,000	33,565
MEG Energy Corp. 144A notes 6.50%, 1/15/25
(Canada)	17,000	17,511
Nabors Industries, Inc. company
guaranty sr. unsec. notes 5.75%, 2/1/25	5,000	2,606
Nabors Industries, Inc. 144A company
guaranty sr. unsec. notes 9.00%, 2/1/25	5,250	4,988
Newfield Exploration Co. sr. unsec.
unsub. notes 5.625%, 7/1/24	5,000	5,350
Noble Energy, Inc. sr. unsec. bonds 6.00%, 3/1/41	5,000	7,606
Northriver Midstream Finance LP 144A
sr. notes 5.625%, 2/15/26 (Canada)	5,000	5,163
Occidental Petroleum Corp. sr. unsec.
bonds 6.625%, 9/1/30	5,000	5,429
Occidental Petroleum Corp. sr. unsec.
bonds 6.125%, 1/1/31	5,000	5,351
Occidental Petroleum Corp. sr. unsec.
sub. notes 6.45%, 9/15/36	10,000	10,470
Occidental Petroleum Corp. sr. unsec.
sub. notes 4.85%, 3/15/21	5,000	5,000
Occidental Petroleum Corp. sr. unsec.
unsub. notes 3.50%, 6/15/25	5,000	4,830
Ovintiv, Inc. company guaranty sr. unsec.
bonds 6.50%, 8/15/34	5,000	5,790
Ovintiv, Inc. company guaranty sr. unsec.
unsub. bonds 7.375%, 11/1/31	5,000	5,937
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. bonds 7.375%, 1/17/27
(Brazil)	39,000	48,266
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 6.25%, 3/17/24
(Brazil)	40,000	45,500
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 5.999%, 1/27/28
(Brazil)	8,000	9,350
Petrobras Global Finance BV company
guaranty sr. unsec. unsub. notes 5.299%, 1/27/25
(Brazil)	2,000	2,260
Petroleos de Venezuela SA 144A company
guaranty sr. unsec. notes 6.00%, 11/15/26
(Venezuela) (In default) †	40,000	1,500
Petroleos Mexicanos company guaranty sr. unsec.
unsub. FRB 7.69%, 1/23/50 (Mexico)	37,000	37,305
Petroleos Mexicanos company guaranty sr. unsec.
unsub. notes 6.84%, 1/23/30 (Mexico)	54,000	56,526
Precision Drilling Corp. 144A company
guaranty sr. unsec. notes 7.125%, 1/15/26
(Canada)	15,000	13,050

16	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Energy cont.
Rattler Midstream LP 144A company
guaranty sr. unsec. notes 5.625%, 7/15/25	$10,000	$10,563
Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4.50%, 11/1/23	9,000	9,731
Sabine Pass Liquefaction, LLC sr. notes
5.00%, 3/15/27	14,000	16,507
Shell International Finance BV company
guaranty sr. unsec. unsub. notes 2.875%, 5/10/26
(Netherlands)	70,000	77,417
SM Energy Co. sr. unsec. sub. notes 5.00%, 1/15/24	10,000	8,550
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	10,000	8,050
SM Energy Co. sr. unsec. unsub. notes
6.125%, 11/15/22	4,000	3,860
SM Energy Co. 144A company guaranty notes
10.00%, 1/15/25	5,000	5,375
Spectra Energy Partners LP sr. unsec.
notes 3.375%, 10/15/26	40,000	44,844
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 7.50%, 10/1/25	5,000	5,363
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	10,000	10,291
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	15,000	15,319
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 6.875%, 1/15/29	5,000	5,631
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 6.50%, 7/15/27	5,000	5,425
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. notes 5.50%, 3/1/30	5,000	5,429
Targa Resources Partners LP/Targa Resources
Partners Finance Corp. company
guaranty sr. unsec. unsub. notes 5.00%, 1/15/28	30,000	31,667
Total Capital International SA company
guaranty sr. unsec. unsub. notes 2.75%, 6/19/21
(France)	115,000	116,341
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	10,000	10,600
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	3,900	3,666
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	10,000	9,100
USA Compression Partners LP/USA Compression
Finance Corp. company guaranty sr. unsec.
notes 6.875%, 4/1/26	10,000	10,450
USA Compression Partners LP/USA Compression
Finance Corp. company guaranty sr. unsec.
unsub. notes 6.875%, 9/1/27	5,000	5,338
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	5,000	5,225
WPX Energy, Inc. sr. unsec. notes 8.25%, 8/1/23	10,000	11,381
WPX Energy, Inc. sr. unsec. notes 4.50%, 1/15/30	5,000	5,300

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Energy cont.
WPX Energy, Inc. sr. unsec. sub. notes
5.875%, 6/15/28	$10,000	$10,900
WPX Energy, Inc. sr. unsec. sub. notes
5.25%, 10/15/27	40,000	42,385
		1,816,549
Financials (4.0%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	10,000	10,113
Air Lease Corp. sr. unsec. notes 2.50%, 3/1/21	50,000	50,152
Air Lease Corp. sr. unsec. sub. bonds 4.625%, 10/1/28	23,000	26,421
Air Lease Corp. sr. unsec. sub. notes 3.25%, 10/1/29	35,000	36,990
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes
6.75%, 10/15/27	10,000	10,700
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	29,000	42,568
American Express Co. sr. unsec. notes
2.65%, 12/2/22	96,000	100,209
American International Group, Inc. jr. unsec.
sub. FRB 8.175%, 5/15/58	3,000	4,395
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	25,000	27,090
Bank of America Corp. jr. unsec. sub. FRN
Ser. AA, 6.10%, perpetual maturity	74,000	83,805
Bank of America Corp. jr. unsec. sub. FRN Ser. Z,
6.50%, perpetual maturity	5,000	5,713
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	5,000	5,310
Bank of America Corp. sr. unsec. notes Ser. MTN,
3.499%, 5/17/22	78,000	78,924
Bank of America Corp. unsec. sub. notes 6.11%,
1/29/37	195,000	283,518
Bank of Montreal sr. unsec. unsub. notes Ser. D,
3.10%, 4/13/21 (Canada)	108,000	108,870
Bank of Montreal unsec. sub. FRN 3.803%, 12/15/32
(Canada)	1,000	1,133
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	78,000	80,549
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	10,000	10,710
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	29,000	38,261
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. unsub. notes 4.25%, 1/15/21	94,000	94,105
Blackstone Holdings Finance Co., LLC 144A company
guaranty sr. unsec. unsub. bonds 1.60%, 3/30/31	10,000	9,944
Camden Property Trust sr. unsec.
unsub. notes 4.875%, 6/15/23 R	65,000	70,833
Cantor Fitzgerald LP 144A unsec. notes
6.50%, 6/17/22	14,000	15,127
CIT Group, Inc. sr. unsec. sub. notes 5.00%, 8/1/23	10,000	10,913
CIT Group, Inc. sr. unsec. unsub. notes 5.25%, 3/7/25	28,000	31,780
CIT Group, Inc. sr. unsec. unsub. notes 5.00%, 8/15/22	2,000	2,120
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	204,000	231,680
Citigroup, Inc. sr. unsec. unsub. FRB 3.887%, 1/10/28	50,000	57,304
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	10,000	13,360
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	50,000	59,107
CNO Financial Group, Inc. sr. unsec. notes
5.25%, 5/30/29	10,000	12,072
CNO Financial Group, Inc. sr. unsec.
unsub. notes 5.25%, 5/30/25	10,000	11,608

Putnam VT Global Asset Allocation Fund	17

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Financials cont.
Commonwealth Bank of Australia 144A sr. unsec.
notes 3.15%, 9/19/27 (Australia)	$75,000	$84,344
Digital Realty Trust LP company
guaranty sr. unsec. bonds 4.45%, 7/15/28 R	25,000	30,058
Digital Realty Trust LP company
guaranty sr. unsec. notes 4.75%, 10/1/25 R	60,000	70,238
Diversified Healthcare Trust company
guaranty sr. unsec. notes 9.75%, 6/15/25 R	20,000	22,713
Empire Communities Corp. 144A sr. unsec.
notes 7.00%, 12/15/25 (Canada)	5,000	5,250
ESH Hospitality, Inc. 144A company
guaranty sr. unsec. notes 5.25%, 5/1/25 R	10,000	10,250
Fairfax Financial Holdings, Ltd. sr. unsec.
notes 4.85%, 4/17/28 (Canada)	32,000	35,815
Fairfax US, Inc. 144A company guaranty sr. unsec.
notes 4.875%, 8/13/24	30,000	32,913
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	11,000	11,161
Five Corners Funding Trust 144A sr. unsec.
bonds 4.419%, 11/15/23	135,000	149,671
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.25%, 4/15/25	15,000	15,675
Freedom Mortgage Corp. 144A sr. unsec.
notes 8.125%, 11/15/24	5,000	5,216
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25	10,000	11,251
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	20,000	22,953
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)	10,000	10,400
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	87,000	103,214
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	20,000	21,388
Goldman Sachs Group, Inc. (The) unsec.
sub. notes 6.75%, 10/1/37	24,000	36,393
HUB International, Ltd. 144A sr. unsec.
notes 7.00%, 5/1/26	20,000	20,916
Huntington Bancshares, Inc. unsec. notes
4.35%, 2/4/23	40,000	42,888
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.75%, 2/1/24	10,000	10,170
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 6.25%, 5/15/26	10,000	10,589
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 5.25%, 5/15/27	5,000	5,360
Icahn Enterprises LP/Icahn Enterprises
Finance Corp. company guaranty sr. unsec.
notes 4.75%, 9/15/24	5,000	5,194
Intercontinental Exchange, Inc. sr. unsec.
bonds 2.65%, 9/15/40	48,000	49,264
Intercontinental Exchange, Inc. sr. unsec.
bonds 1.85%, 9/15/32	18,000	18,155
International Lease Finance Corp. sr. unsec.
unsub. notes 5.875%, 8/15/22	14,000	15,084
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	10,000	10,200
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	15,000	15,188
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	15,000	14,813

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Financials cont.
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	$17,000	$18,645
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. HH,
4.60%, perpetual maturity	157,000	162,103
JPMorgan Chase & Co. jr. unsec. sub. FRB Ser. W,
(BBA LIBOR USD 3 Month + 1.00%), 1.221%, 5/15/47	13,000	10,660
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	300,000	377,559
JPMorgan Chase & Co. unsec. sub. FRB
2.956%, 5/13/31	6,000	6,580
JPMorgan Chase & Co. unsec. sub. notes
3.375%, 5/1/23	165,000	176,352
KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	30,000	39,379
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company
guaranty sr. unsec. unsub. notes 5.25%, 10/1/25 R	30,000	29,926
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec.
notes 4.25%, 2/1/27 R	10,000	9,788
LPL Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.75%, 9/15/25	20,000	20,688
Marsh & McLennan Cos., Inc. sr. unsec.
sub. notes 4.375%, 3/15/29	22,000	26,786
Morgan Stanley sr. unsec. unsub. notes
4.375%, 1/22/47	40,000	54,454
Morgan Stanley sr. unsec. unsub. notes
3.625%, 1/20/27	185,000	211,865
Morgan Stanley sr. unsec. unsub. notes Ser. GMTN,
3.125%, 1/23/23	183,000	193,133
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 6.00%, 1/15/27	10,000	10,613
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 8/15/28	10,000	10,500
Nationstar Mortgage Holdings, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/15/30	5,000	5,226
Neuberger Berman Group, LLC/Neuberger Berman
Finance Corp. 144A sr. unsec. notes 4.875%, 4/15/45	30,000	34,019
OneMain Finance Corp. company guaranty sr. unsec.
notes 4.00%, 9/15/30	5,000	5,188
PennyMac Financial Services, Inc. 144A company
guaranty sr. unsec. notes 5.375%, 10/15/25	10,000	10,575
Prologis LP sr. unsec. unsub. notes 2.25%, 4/15/30 R	10,000	10,716
Prologis LP sr. unsec. unsub. notes 2.125%, 4/15/27 R	4,000	4,292
Provident Funding Associates LP/PFG Finance Corp.
144A sr. unsec. notes 6.375%, 6/15/25	15,000	15,375
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	11,000	11,784
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	26,000	28,015
Royal Bank of Canada sr. unsec.
unsub. notes Ser. GMTN, 2.80%, 4/29/22 (Canada)	78,000	80,442
Royal Bank of Canada unsec. sub. notes Ser. GMTN,
4.65%, 1/27/26 (Canada)	45,000	53,124
Service Properties Trust company
guaranty sr. unsec. unsub. notes 7.50%, 9/15/25 R	5,000	5,762
Springleaf Finance Corp. company
guaranty sr. unsec. notes 8.875%, 6/1/25	5,000	5,656
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 7.125%, 3/15/26	35,000	41,388

18	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Financials cont.
Springleaf Finance Corp. company
guaranty sr. unsec. sub. notes 6.625%, 1/15/28	$5,000	$5,938
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 6.875%, 3/15/25	10,000	11,613
Springleaf Finance Corp. company
guaranty sr. unsec. unsub. notes 5.375%, 11/15/29	15,000	16,875
Starwood Property Trust, Inc. sr. unsec.
notes 4.75%, 3/15/25 R	15,000	15,375
Swiss Re Treasury US Corp. 144A company
guaranty sr. unsec. notes 4.25%, 12/6/42	90,000	113,353
Toronto-Dominion Bank (The) sr. unsec.
unsub. notes Ser. MTN, 1.90%, 12/1/22 (Canada)	78,000	80,440
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	62,000	70,265
Truist Financial Corp. jr. unsec. sub. FRB
Ser. N, 4.80%, 12/31/99	16,000	16,900
UBS Group AG 144A sr. unsec. notes 3.491%,
5/23/23 (Switzerland)	400,000	417,000
USIS Merger Sub, Inc. 144A sr. unsec.
notes 6.875%, 5/1/25	20,000	20,500
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	9,000	10,136
Westpac Banking Corp. unsec. sub. bonds 4.421%,
7/24/39 (Australia)	3,000	3,830
Westpac Banking Corp. unsec. sub. bonds 2.963%,
11/16/40 (Australia)	41,000	43,660
Willis Towers Watson PLC company
guaranty sr. unsec. unsub. notes 5.75%, 3/15/21	55,000	55,554
		5,074,140
Health care (1.2%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	167,000	187,156
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25
(acquired 5/12/20, cost $16,104) ∆∆	15,000	16,728
Air Methods Corp. 144A sr. unsec. notes
8.00%, 5/15/25	15,000	12,675
Bausch Health Americas, Inc. 144A sr. unsec.
notes 8.50%, 1/31/27	15,000	16,688
Bausch Health Cos., Inc. 144A company
guaranty sr. notes 5.50%, 11/1/25	10,000	10,363
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.25%, 5/30/29	10,000	11,241
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 7.00%, 1/15/28	5,000	5,496
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.25%, 2/15/29	10,000	10,863
Bausch Health Cos., Inc. 144A company
guaranty sr. unsec. notes 6.125%, 4/15/25	40,000	41,226
Bausch Health Cos., Inc. 144A company
guaranty sr. unsub. notes 7.00%, 3/15/24	15,000	15,431
Becton Dickinson and Co. sr. unsec. notes
2.823%, 5/20/30	7,000	7,694
Bristol-Myers Squibb Co. sr. unsec. notes
3.25%, 2/20/23	70,000	73,639
Bristol-Myers Squibb Co. sr. unsec. notes
2.90%, 7/26/24	81,000	87,906
Bristol-Myers Squibb Co. sr. unsec. notes
1.45%, 11/13/30	20,000	20,099
Bristol-Myers Squibb Co. sr. unsec.
sub. notes 3.40%, 7/26/29	19,000	22,119
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	5,000	5,300
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	25,000	27,750

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Health care cont.
Centene Corp. 144A sr. unsec. notes
5.375%, 8/15/26	$10,000	$10,563
Centene Escrow I Corp. 144A sr. unsec.
notes 5.375%, 6/1/26	5,000	5,274
CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 8.00%, 3/15/26	5,000	5,388
CHS/Community Health Systems, Inc. 144A company
guaranty sr. notes 5.625%, 3/15/27	5,000	5,394
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 9.875%, 6/30/23	5,000	5,256
CHS/Community Health Systems, Inc. 144A company
guaranty sub. notes 8.125%, 6/30/24	13,000	13,488
CHS/Community Health Systems, Inc. 144A
sr. notes 6.625%, 2/15/25	10,000	10,525
Cigna Corp. company guaranty sr. unsec.
unsub. notes 3.75%, 7/15/23	50,000	54,054
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	99,000	125,431
CVS Health Corp. sr. unsec. unsub. notes
3.70%, 3/9/23	6,000	6,419
CVS Pass-Through Trust 144A sr. mtge.
notes 4.704%, 1/10/36	39,397	44,697
DH Europe Finance II Sarl company
guaranty sr. unsec. bonds 3.40%, 11/15/49
(Luxembourg)	15,000	17,757
Elanco Animal Health, Inc. sr. unsec.
notes Ser. WI, 5.90%, 8/28/28	10,000	11,800
Emergent BioSolutions, Inc. 144A company
guaranty sr. unsec. notes 3.875%, 8/15/28	5,000	5,178
Global Medical Response, Inc. 144A
sr. notes 6.50%, 10/1/25	5,000	5,225
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	15,000	17,753
HCA, Inc. company guaranty sr. notes 4.125%, 6/15/29	5,000	5,800
HCA, Inc. company guaranty sr. sub. bonds
5.50%, 6/15/47	20,000	26,714
HCA, Inc. company guaranty sr. unsec.
notes 5.375%, 9/1/26	25,000	28,735
HCA, Inc. company guaranty sr. unsec.
notes 3.50%, 9/1/30	5,000	5,313
Jaguar Holding Co. II/PPD Development LP 144A
company guaranty sr. unsec. notes 5.00%, 6/15/28	5,000	5,338
Mallinckrodt International Finance
SA/Mallinckrodt CB, LLC 144A company
guaranty sub. notes 10.00%, 4/15/25 (Luxembourg)	4,000	3,510
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	1,000	1,078
Merck & Co., Inc. sr. unsec. unsub. notes
3.70%, 2/10/45	50,000	62,310
Merck & Co., Inc. sr. unsec. unsub. notes
2.75%, 2/10/25	8,000	8,691
Novartis Capital Corp. company
guaranty sr. unsec. unsub. bonds 4.00%, 11/20/45	80,000	104,798
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical
Diagnostics SA 144A sr. unsec. notes 7.375%, 6/1/25	5,000	5,325
Pfizer, Inc. sr. unsec. unsub. notes 3.00%, 12/15/26	40,000	45,173
Service Corp. International sr. unsec.
bonds 5.125%, 6/1/29	15,000	16,613
Service Corp. International sr. unsec.
notes 4.625%, 12/15/27	11,000	11,715
Service Corp. International sr. unsec.
notes 3.375%, 8/15/30	5,000	5,201

Putnam VT Global Asset Allocation Fund	19

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Health care cont.
Tenet Healthcare Corp. company
guaranty sr. notes 4.625%, 7/15/24	$5,000	$5,125
Tenet Healthcare Corp. 144A company
guaranty notes 6.25%, 2/1/27	5,000	5,300
Tenet Healthcare Corp. 144A company
guaranty sr. notes 7.50%, 4/1/25	5,000	5,463
Tenet Healthcare Corp. 144A company
guaranty sr. notes 5.125%, 11/1/27	20,000	21,175
Tenet Healthcare Corp. 144A company
guaranty sr. notes 4.875%, 1/1/26	35,000	36,614
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2.75%, 2/15/23	90,000	94,163
UnitedHealth Group, Inc. sr. unsec.
unsub. notes 2.00%, 5/15/30	25,000	26,517
Viatris, Inc. 144A company guaranty sr. unsec.
notes 2.30%, 6/22/27	28,000	29,810
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	35,000	41,234
Zoetis, Inc. sr. unsec. sub. notes 2.00%, 5/15/30	18,000	18,638
		1,536,929
Technology (1.5%)
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	30,000	29,009
Alphabet, Inc. sr. unsec. notes 3.625%, 5/19/21	29,000	29,375
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	35,000	37,528
Analog Devices, Inc. sr. unsec.
unsub. notes 3.90%, 12/15/25	25,000	28,512
Apple, Inc. sr. unsec. notes 3.45%, 5/6/24	40,000	44,032
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	25,000	26,956
Apple, Inc. sr. unsec. unsub. notes 4.375%, 5/13/45	80,000	109,637
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	27,000	34,286
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	5,000	5,064
Banff Merger Sub, Inc. 144A sr. unsec.
notes 9.75%, 9/1/26	10,000	10,802
Black Knight InfoServ, LLC 144A company
guaranty sr. unsec. notes 3.625%, 9/1/28	5,000	5,119
Boxer Parent Co., Inc. 144A company
guaranty sr. notes 7.125%, 10/2/25	5,000	5,427
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	10,000	10,750
Broadcom Corp./Broadcom Cayman Finance, Ltd.
company guaranty sr. unsec. unsub. notes
3.50%, 1/15/28	90,000	99,199
Broadcom, Inc. company guaranty sr. unsec.
bonds 4.15%, 11/15/30	71,000	82,201
BY Crown Parent LLC/BY Bond Finance, Inc. 144A
company guaranty sr. notes 4.25%, 1/31/26	5,000	5,125
Cisco Systems, Inc. sr. unsec.
unsub. bonds 5.90%, 2/15/39	5,000	7,710
Cisco Systems, Inc. sr. unsec.
unsub. notes 2.50%, 9/20/26	35,000	38,461
Cisco Systems, Inc. sr. unsec.
unsub. notes 2.20%, 2/28/21	75,000	75,233
CommScope Finance, LLC 144A sr. notes
6.00%, 3/1/26	5,000	5,268
CommScope Finance, LLC 144A sr. notes
5.50%, 3/1/24	5,000	5,155
CommScope, Inc. 144A company guaranty sr. unsec.
notes 8.25%, 3/1/27	5,000	5,338
Dell International, LLC/EMC Corp. 144A company
guaranty sr. notes 5.85%, 7/15/25	5,000	6,004
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. notes 6.02%, 6/15/26	17,000	20,739

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Technology cont.
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A company guaranty sr. unsec. notes 7.125%,
6/15/24	$10,000	$10,371
Diamond 1 Finance Corp./Diamond 2 Finance Corp.
144A sr. bonds 8.35%, 7/15/46	7,000	10,590
Diebold Nixdorf, Inc. company guaranty sr. unsec.
sub. notes 8.50%, 4/15/24	5,000	5,063
Diebold Nixdorf, Inc. 144A company
guaranty sr. notes 9.375%, 7/15/25	5,000	5,600
Dun & Bradstreet Corp. (The) 144A
sr. notes 6.875%, 8/15/26	3,000	3,225
Fidelity National Information Services, Inc.
sr. unsec. notes 3.75%, 5/21/29	40,000	46,960
Fidelity National Information Services, Inc.
sr. unsec. notes 3.00%, 8/15/26	11,000	12,240
Fidelity National Information Services, Inc.
sr. unsec. sub. notes Ser. 10Y, 4.25%, 5/15/28	18,000	21,425
Fiserv, Inc. sr. unsec. bonds 3.50%, 7/1/29	15,000	17,128
Fiserv, Inc. sr. unsec. sub. bonds 4.20%, 10/1/28	55,000	65,576
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	140,000	143,624
Microchip Technology, Inc. company
guaranty sr. notes 4.333%, 6/1/23	31,000	33,558
Microchip Technology, Inc. 144A company
guaranty sr. unsec. notes 4.25%, 9/1/25	10,000	10,579
Microsoft Corp. sr. unsec. unsub. bonds
2.525%, 6/1/50	25,000	26,364
Microsoft Corp. sr. unsec. unsub. notes
1.55%, 8/8/21	160,000	161,101
Oracle Corp. sr. unsec. unsub. bonds 4.00%, 11/15/47	35,000	43,221
Oracle Corp. sr. unsec. unsub. notes 5.375%, 7/15/40	35,000	50,234
Oracle Corp. sr. unsec. unsub. notes 3.625%, 7/15/23	144,000	156,091
Oracle Corp. sr. unsec. unsub. notes 2.65%, 7/15/26	10,000	10,989
Oracle Corp. sr. unsec. unsub. notes 2.50%, 10/15/22	80,000	83,153
Plantronics, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 5/31/23	25,000	25,063
Qorvo, Inc. 144A company guaranty sr. unsec.
bonds 3.375%, 4/1/31	5,000	5,163
Salesforce.com, Inc. sr. unsec.
unsub. notes 3.70%, 4/11/28	101,000	119,172
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	30,000	29,266
Solera, LLC/Solera Finance, Inc. 144A
sr. unsec. notes 10.50%, 3/1/24	15,000	15,544
SS&C Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.50%, 9/30/27	5,000	5,344
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A company
guaranty sr. notes 5.75%, 6/1/25	5,000	5,313
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A sr. unsec. notes 6.75%, 6/1/25	30,000	31,007
TTM Technologies, Inc. 144A company
guaranty sr. unsec. notes 5.625%, 10/1/25	20,000	20,475
Western Digital Corp. company guaranty sr. unsec.
notes 4.75%, 2/15/26	5,000	5,525
		1,905,894
Transportation (0.1%)
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	70,000	87,381
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A
company guaranty sr. notes 4.75%, 10/20/28	15,000	16,373
FedEx Corp. company guaranty sr. unsec.
unsub. notes 2.625%, 8/1/22	12,000	12,431

20	Putnam VT Global Asset Allocation Fund

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Transportation cont.
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	$16,000	$17,791
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 3.90%, 2/1/24	20,000	21,795
Watco Cos LLC/Watco Finance Corp. 144A sr. unsec.
notes 6.50%, 6/15/27	25,000	27,063
		182,834
Utilities and power (1.1%)
AES Corp. (The) 144A sr. unsec. bonds 2.45%, 1/15/31	50,000	50,674
AES Corp. (The) 144A sr. unsec. notes 3.30%, 7/15/25	5,000	5,450
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	55,000	65,735
Buckeye Partners LP sr. unsec. notes 3.95%, 12/1/26	5,000	5,065
Buckeye Partners LP 144A sr. unsec. notes
4.50%, 3/1/28	5,000	5,150
Calpine Corp. 144A company
guaranty sr. notes 5.25%, 6/1/26	7,000	7,242
Calpine Corp. 144A company
guaranty sr. notes 4.50%, 2/15/28	35,000	36,400
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	8,000	9,858
Commonwealth Edison Co. 1st mtge. bonds
5.90%, 3/15/36	28,000	40,430
Consolidated Edison Co. of New York, Inc.
sr. unsec. unsub. notes 4.20%, 3/15/42	45,000	54,573
Duke Energy Corp. sr. unsec. bonds 4.20%, 6/15/49	70,000	88,646
Duke Energy Corp. sr. unsec. notes 3.15%, 8/15/27	55,000	61,378
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	5,000	7,769
Enbridge, Inc. company guaranty sr. unsec.
unsub. bonds 4.50%, 6/10/44 (Canada)	15,000	17,535
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	30,000	34,925
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	4,000	4,335
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	90,000	104,952
IPALCO Enterprises, Inc. sr. sub. notes 3.70%, 9/1/24	5,000	5,450
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	12,000	14,689
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 3.50%, 3/1/21	80,000	80,007
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	25,000	26,311
Kinder Morgan, Inc. company guaranty sr. unsec.
unsub. notes 3.15%, 1/15/23	105,000	110,430
Kinder Morgan, Inc./DE company
guaranty sr. unsec. notes Ser. GMTN, 7.75%, 1/15/32	17,000	24,577
NRG Energy, Inc. company guaranty sr. unsec.
notes 7.25%, 5/15/26	10,000	10,600
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	5,000	5,280
NRG Energy, Inc. company guaranty sr. unsec.
notes 5.75%, 1/15/28	5,000	5,463
NRG Energy, Inc. 144A company
guaranty sr. bonds 4.45%, 6/15/29	28,000	32,470
NRG Energy, Inc. 144A company
guaranty sr. notes 3.75%, 6/15/24	21,000	22,872
NRG Energy, Inc. 144A sr. unsec. bonds 5.25%, 6/15/29	5,000	5,500
NSTAR Electric Co. sr. unsec.
unsub. notes 2.375%, 10/15/22 (Canada)	75,000	77,261

CORPORATE BONDS
AND NOTES (15.8%)* cont.	Principal amount	Value
Utilities and power cont.
Oncor Electric Delivery Co., LLC sr. notes
3.75%, 4/1/45	$75,000	$91,608
Pacific Gas and Electric Co. bonds 2.50%, 2/1/31	15,000	15,055
Pacific Gas and Electric Co. company
guaranty sr. unsec. unsub. notes 2.95%, 3/1/26	10,000	10,581
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	5,000	5,088
Pacific Gas and Electric Co. sr. notes 3.30%, 3/15/27	15,000	16,067
PPL Capital Funding, Inc. company
guaranty sr. unsec. unsub. notes 4.20%, 6/15/22	60,000	62,702
Public Service Electric & Gas Co.
sr. notes Ser. MTN, 5.50%, 3/1/40	25,000	36,063
Texas Competitive Electric Holdings Co., LLC/TCEH
Finance, Inc. escrow company
guaranty sr. notes 11.50%, 10/1/21 F	13,000	20
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	36,000	40,860
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	23,000	24,908
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.625%, 2/15/27	10,000	10,636
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.50%, 9/1/26	15,000	15,633
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. sub. notes 5.00%, 7/31/27	5,000	5,300
		1,355,548
Total corporate bonds and notes (cost $18,144,132)		$19,898,737

MORTGAGE-BACKED SECURITIES (2.9%)* Principal amount		Value
Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK, ((-4.024 x
1 Month US LIBOR) + 25.79%), 25.155%, 4/15/37	$6,975	$12,904
REMICs IFB Ser. 3072, Class SM, ((-3.667 x
1 Month US LIBOR) + 23.80%), 23.215%, 11/15/35	9,412	16,753
REMICs IFB Ser. 3249, Class PS, ((-3.3 x 1 Month
US LIBOR) + 22.28%), 21.752%, 12/15/36	7,118	11,602
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month
US LIBOR) + 19.86%), 19.384%, 3/15/35	18,745	26,243
REMICs IFB Ser. 2990, Class LB, ((-2.556 x
1 Month US LIBOR) + 16.95%), 16.54%, 6/15/34	7,764	9,472
REMICs IFB Ser. 3829, Class AS, IO, ((-1 x
1 Month US LIBOR) + 6.95%), 6.791%, 3/15/41	37,198	6,927
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667 x
1 Month US LIBOR) + 24.57%), 24.024%, 3/25/36	12,387	21,910
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x
1 Month US LIBOR) + 24.20%), 23.657%, 6/25/37	10,542	18,554
REMICs IFB Ser. 05-75, Class GS, ((-3 x 1 Month
US LIBOR) + 20.25%), 19.806%, 8/25/35	4,285	5,976
REMICs IFB Ser. 18-86, Class DS, IO, ((-1 x
1 Month US LIBOR) + 6.10%), 5.952%, 12/25/48	122,137	12,672
REMICs Ser. 06-46, Class OC, PO, zero %, 6/25/36	3,884	3,651
Government National Mortgage Association
IFB Ser. 13-99, Class AS, IO, ((-1 x 1 Month
US LIBOR) + 6.05%), 5.898%, 6/20/43	59,072	11,442
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	38,337	7,224
Ser. 16-123, Class LI, IO, 3.50%, 3/20/44	83,126	6,213
Ser. 13-14, IO, 3.50%, 12/20/42	125,674	10,388
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	86,821	2,203
Ser. 16-H16, Class EI, IO, 2.495%, 6/20/66 W	166,000	15,056
Ser. 15-H26, Class DI, IO, 1.884%, 10/20/65 W	228,291	19,459
		218,649

Putnam VT Global Asset Allocation Fund	21

MORTGAGE-BACKED
SECURITIES (2.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities (1.7%)
Banc of America Commercial Mortgage Trust FRB
Ser. 07-1, Class XW, IO, 0.425%, 1/15/49 W	$20,607	$—
Bank FRB Ser. 17-BNK8, Class B, 3.927%, 11/15/50 W	12,000	13,600
Bear Stearns Commercial Mortgage Securities Trust
144A FRB Ser. 06-PW14, Class X1, IO,
0.557%, 12/11/38 W	17,166	177
Benchmark Mortgage Trust Ser. 18-B1, Class B,
4.059%, 1/15/51 W	15,000	16,940
CD Commercial Mortgage Trust
FRB Ser. 17-CD6, Class B, 3.911%, 11/13/50 W	27,000	29,447
FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	73,000	81,698
CFCRE Commercial Mortgage Trust FRB Ser. 17-C8,
Class B, 4.199%, 6/15/50 W	29,000	32,083
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.109%, 11/10/46 W	11,000	11,135
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	77,000	80,897
FRB Ser. 18-C6, Class XA, IO, 0.782%, 11/10/51 W	1,527,613	78,440
Citigroup Commercial Mortgage Trust 144A FRB
Ser. 06-C5, Class XC, IO, 0.517%, 10/15/49 W	412,047	4
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.535%, 12/10/44 W	61,000	50,201
FRB Ser. 13-CR13, Class C, 4.886%, 11/10/46 W	27,000	29,160
FRB Ser. 14-CR17, Class C, 4.783%, 5/10/47 W	26,000	26,052
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	20,000	21,871
Ser. 14-CR19, Class B, 4.703%, 8/10/47 W	16,000	17,376
Ser. 14-UBS2, Class B, 4.701%, 3/10/47	75,000	81,000
Ser. 13-CR13, Class AM, 4.449%, 11/10/46 W	85,000	92,453
FRB Ser. 14-UBS6, Class C, 4.446%, 12/10/47 W	16,000	15,598
Ser. 15-CR27, Class AM, 3.984%, 10/10/48	59,000	65,233
3.829%, 2/10/48 W	18,000	19,260
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	77,000	79,196
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	74,000	80,460
FRB Ser. 14-CR20, Class XA, IO,
1.022%, 11/10/47 W	278,424	8,812
FRB Ser. 14-CR18, Class XA, IO, 1.007%, 7/15/47 W	87,423	2,575
FRB Ser. 14-CR17, Class XA, IO, 0.968%, 5/10/47 W	556,389	15,097
FRB Ser. 14-UBS6, Class XA, IO,
0.887%, 12/10/47 W	848,485	22,397
FRB Ser. 14-LC17, Class XA, IO, 0.723%, 10/10/47 W	504,490	10,992
Credit Suisse Commercial Mortgage Trust 144A FRB
Ser. 07-C2, Class AX, IO, 0.014%, 1/15/49 W	484,144	5
CSAIL Commercial Mortgage Trust
Ser. 19-C15, Class B, 4.476%, 3/15/52	31,000	35,488
FRB Ser. 20-C19, Class XA, IO, 1.121%, 3/15/53 W	1,049,888	85,532
CSMC Trust FRB Ser. 16-NXSR, Class C,
4.357%, 12/15/49 W	70,000	59,343
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through Certificates
FRB Ser. K106, Class X1, IO, 1.355%, 1/25/30 W	262,765	27,829
Multifamily Structured Pass-Through Certificates
FRB Ser. K114, Class XAM, IO, 1.342%, 6/25/30 W	174,000	19,662
Multifamily Structured Pass-Through Certificates
FRB Ser. K118, Class X1, IO, 0.962%, 9/25/30 W	943,695	76,085
Multifamily Structured Pass-Through Certificates
FRB Ser. K740, Class X1, IO, 0.762%, 9/25/27 W	383,924	17,314
GS Mortgage Securities Corp., II 144A Ser. GC10,
Class B, 3.682%, 2/10/46	50,000	50,444
GS Mortgage Securities Trust
FRB Ser. 15-GC32, Class B, 4.412%, 7/10/48 W	73,000	80,300
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	72,000	79,776
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	10,000	11,225

MORTGAGE-BACKED
SECURITIES (2.9%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
GS Mortgage Securities Trust
Ser. 19-GC42, Class AS, 3.212%, 9/1/52	$10,000	$11,147
Ser. 16-GS3, Class A4, 2.85%, 10/10/49	12,000	13,037
FRB Ser. 15-GC30, Class XA, IO, 0.748%, 5/10/50 W	374,551	10,240
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC14, Class B, 4.743%, 8/10/46 W	13,000	14,038
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	17,000	17,403
FRB Ser. 06-GG8, Class X, IO, 1.046%, 11/10/39 W	783,966	8
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.197%, 11/15/45 W	43,000	42,078
FRB Ser. 14-C22, Class C, 4.554%, 9/15/47 W	13,000	11,207
FRB Ser. 13-C12, Class B, 4.099%, 7/15/45 W	12,000	12,515
JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	9,739	8,833
Ser. 12-C6, Class AS, 4.117%, 5/15/45	16,000	16,547
FRB Ser. 06-LDP8, Class X, IO, 0.286%, 5/15/45 W	78,011	1
FRB Ser. 07-LDPX, Class X, IO, 0.052%, 1/15/49 W	217,642	2
LB-UBS Commercial Mortgage Trust 144A FRB
Ser. 06-C6, Class XCL, IO, 0.689%, 9/15/39 W	367,595	1,217
Mezz Cap Commercial Mortgage Trust 144A FRB
Ser. 06-C4, Class X, IO, 5.694%, 7/15/45 W	3,443	—
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.05%, 2/15/47 W	10,000	10,807
FRB Ser. 15-C24, Class B, 4.342%, 5/15/48 W	10,000	10,766
Ser. 13-C13, Class AS, 4.266%, 11/15/46	75,000	81,048
FRB Ser. 14-C17, Class XA, IO, 1.076%, 8/15/47 W	191,547	4,998
FRB Ser. 15-C26, Class XA, IO, 1.017%, 10/15/48 W	649,285	24,202
FRB Ser. 13-C12, Class XA, IO, 0.589%, 10/15/46 W	429,729	5,721
Morgan Stanley Bank of America Merrill Lynch
Trust 144A FRB Ser. 12-C5, Class E, 4.675%, 8/15/45 W	15,000	14,820
Morgan Stanley Capital I Trust FRB Ser. 18-H3,
Class XA, IO, 0.829%, 7/15/51 W	1,628,064	77,966
UBS-Barclays Commercial Mortgage Trust 144A FRB
Ser. 12-C4, Class XA, IO, 1.603%, 12/10/45 W	190,592	4,190
Wells Fargo Commercial Mortgage Trust
Ser. 18-C46, Class B, 4.633%, 8/15/51	16,000	18,396
FRB Ser. 13-LC12, Class AS, 4.275%, 7/15/46 W	19,000	19,385
FRB Ser. 13-LC12, Class C, 4.275%, 7/15/46 W	24,000	21,265
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	16,000	17,584
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.20%, 3/15/45 W	47,000	48,776
Ser. 13-C12, Class AS, 3.56%, 3/15/48	33,000	34,543
Ser. 13-C11, Class AS, 3.311%, 3/15/45	12,000	12,401
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.642%, 3/15/44 W	32,000	19,499
FRB Ser. 11-C2, Class D, 5.523%, 2/15/44 W	6,604	6,595
FRB Ser. 13-C15, Class D, 4.49%, 8/15/46 W	43,000	17,820
FRB Ser. 11-C5, Class XA, IO, 1.673%, 11/15/44 W	249,274	1,287
FRB Ser. 12-C10, Class XA, IO, 1.523%, 12/15/45 W	291,894	6,414
		2,141,913
Residential mortgage-backed securities (non-agency) (1.1%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-2, Class 1A2A, 3.28%, 5/25/35 W	16,270	16,682
Countrywide Alternative Loan Trust
FRB Ser. 05-27, Class 1A1, 1.65%, 8/25/35 W	21,420	17,925
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR
+ 0.94%), 1.549%, 6/25/46	76,484	67,548
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR
+ 0.19%), 0.528%, 8/25/46	92,979	89,795

22	Putnam VT Global Asset Allocation Fund

MORTGAGE-BACKED
SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Ellington Financial Mortgage Trust 144A
Ser. 20-2, Class A2, 1.486%, 10/25/65 W	$113,085	$113,085
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB
Ser. 20-DNA5, Class M1, (US 30 Day Average SOFR
+ 1.30%), 1.382%, 10/25/50	49,000	49,015
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 2M2, (1 Month US LIBOR + 6.95%),
7.098%, 8/25/28	7,821	8,362
Connecticut Avenue Securities FRB Ser. 16-C01,
Class 1M2, (1 Month US LIBOR + 6.75%),
6.898%, 8/25/28	30,064	31,623
Connecticut Avenue Securities FRB Ser. 16-C02,
Class 1M2, (1 Month US LIBOR + 6.00%),
6.148%, 9/25/28	27,982	29,551
Connecticut Avenue Securities FRB Ser. 15-C04,
Class 2M2, (1 Month US LIBOR + 5.55%),
5.698%, 4/25/28	44,761	46,993
Connecticut Avenue Securities FRB Ser. 15-C03,
Class 2M2, (1 Month US LIBOR + 5.00%),
5.148%, 7/25/25	6,874	7,016
Connecticut Avenue Securities FRB Ser. 14-C04,
Class 2M2, (1 Month US LIBOR + 5.00%),
5.148%, 11/25/24	2,973	3,038
Connecticut Avenue Securities FRB Ser. 14-C04,
Class 1M2, (1 Month US LIBOR + 4.90%),
5.048%, 11/25/24	4,795	4,917
Connecticut Avenue Securities FRB Ser. 16-C05,
Class 2M2, (1 Month US LIBOR + 4.45%),
4.598%, 1/25/29	19,752	20,512
Connecticut Avenue Securities FRB Ser. 16-C07,
Class 2M2, (1 Month US LIBOR + 4.35%),
4.498%, 5/25/29	27,858	28,916
Connecticut Avenue Securities FRB Ser. 15-C01,
Class 1M2, (1 Month US LIBOR + 4.30%),
4.448%, 2/25/25	9,716	9,865
Connecticut Avenue Securities FRB Ser. 16-C06,
Class 1M2, (1 Month US LIBOR + 4.25%), 4.398%,
4/25/29	29,770	30,803
Connecticut Avenue Securities FRB Ser. 16-C04,
Class 1M2, (1 Month US LIBOR + 4.25%),
4.398%, 1/25/29	124,857	129,705
Connecticut Avenue Securities FRB Ser. 15-C02,
Class 1M2, (1 Month US LIBOR + 4.00%),
4.148%, 5/25/25	3,889	3,948
Connecticut Avenue Securities FRB Ser. 17-C01,
Class 1M2, (1 Month US LIBOR + 3.55%),
3.698%, 7/25/29	98,003	100,818
Connecticut Avenue Securities FRB Ser. 14-C03,
Class 2M2, (1 Month US LIBOR + 2.90%),
3.048%, 7/25/24	8,183	8,160
Connecticut Avenue Securities FRB Ser. 17-C06,
Class 1M2, (1 Month US LIBOR + 2.65%),
2.798%, 2/25/30	74,446	74,749
Connecticut Avenue Securities FRB Ser. 14-C02,
Class 1M2, (1 Month US LIBOR + 2.60%),
2.748%, 5/25/24	11,070	10,784
Connecticut Avenue Securities FRB Ser. 17-C05,
Class 1M2A, (1 Month US LIBOR + 2.20%),
2.348%, 1/25/30	49,987	50,143
Long Beach Mortgage Loan Trust FRB Ser. 04-1,
Class A2, (1 Month US LIBOR + 0.80%),
0.948%, 2/25/34	23,848	23,472

MORTGAGE-BACKED
SECURITIES (2.9%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
New Century Home Equity Loan Trust FRB Ser. 03-4,
Class M1, (1 Month US LIBOR + 1.13%),
1.273%, 10/25/33	$45,965	$46,334
Park Place Securities, Inc. Asset-Backed
Pass-Through Certificates FRB Ser. 04-WCW2,
Class M3, (1 Month US LIBOR + 1.05%),
1.198%, 10/25/34	30,000	29,202
Structured Asset Investment Loan Trust FRB
Ser. 04-10, Class A10, (1 Month US LIBOR
+ 0.90%), 1.048%, 11/25/34	16,786	16,781
Verus Securitization Trust 144A Ser. 20-5,
Class A2, 1.578%, 5/25/65	111,875	111,963
Visio Trust 144A Ser. 20-1, Class A3, 3.521%, 8/25/55 W	117,000	122,277
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR12, Class 1A8, 2.917%, 10/25/35 W	23,895	23,630
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR
+ 0.96%), 1.108%, 7/25/45	27,510	26,143
		1,353,755
Total mortgage-backed securities (cost $3,743,019)		$3,714,317

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (0.6%)*	Principal amount	Value

Dominican (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.50%, 1/27/25
(Dominican Republic)	$130,000	$146,088
Indonesia (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.875%, 1/15/24
(Indonesia)	200,000	229,498
Ivory Coast (Republic of) sr. unsec.
unsub. bonds Ser. REGS, 5.75%, 12/31/32
(Ivory Coast)	120,350	120,952
Mexico (Government of) sr. unsec. bonds 5.55%,
1/21/45 (Mexico)	98,000	128,503
Peru (Republic of) sr. unsec.
unsub. notes 2.392%, 1/23/26 (Peru)	97,000	103,451
Uruguay (Oriental Republic of) sr. unsec.
unsub. bonds 7.625%, 3/21/36 (Uruguay)	10,000	16,188
Venezuela (Republic of) sr. unsec. notes 9.00%,
5/7/23 (Venezuela) (In default) †	23,000	2,185
Venezuela (Republic of) sr. unsec.
unsub. notes 8.25%, 10/13/24
(Venezuela) (In default) †	36,000	3,420
Total foreign government and agency bonds
and notes (cost $734,532)		$750,285

ASSET-BACKED SECURITIES (0.3%)*	Principal amount	Value

Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR
+ 0.90%), 1.048%, 10/25/53	$25,000	$25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.80%), 0.953%, 11/25/53	25,000	25,000
FRB Ser. 19-1, Class A, (1 Month US LIBOR
+ 0.80%), 0.948%, 6/25/52	55,000	54,966
RMF Buyout Issuance Trust 144A Ser. 20-HB1,
Class A1, 1.719%, 10/25/50 W	119,986	119,986
Station Place Securitization Trust 144A
FRB Ser. 20-6, Class A, (1 Month US LIBOR
+ 1.75%), 1.893%, 9/7/21	25,000	25,000
FRB Ser. 20-13, Class A, (1 Month US LIBOR
+ 1.50%), 1.643%, 10/10/21	25,000	25,000
FRB Ser. 20-15, Class A, (1 Month US LIBOR
+ 1.37%), 1.513%, 12/10/21	25,000	25,000

Putnam VT Global Asset Allocation Fund	23

ASSET-BACKED SECURITIES (0.3%)* cont.	Principal amount	Value
Station Place Securitization Trust 144A
FRB Ser. 20-WL1, Class A, (1 Month US LIBOR
+ 1.15%), 1.298%, 6/25/51	$25,000	$25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.83%), 0.978%, 3/26/21	38,000	38,000
Towd Point Asset Trust 144A FRB Ser. 18-SL1,
Class A, (1 Month US LIBOR + 0.60%), 0.749%, 1/25/46	45,572	45,504
Total asset-backed securities (cost $408,373)		$408,456

SENIOR LOANS (0.3%)* [c]	Principal amount	Value

American Axle and Manufacturing, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 2.25%),
3.00%, 4/6/24	$4,579	$4,504
AppleCaramel Buyer, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.50%, 10/19/27	10,000	9,990
Arches Buyer, Inc. bank term loan FRN
(1 Month US LIBOR + 4.00%), 4.50%, 11/24/27	15,000	14,989
Brand Industrial Services, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 4.25%), 5.25%, 6/21/24	4,923	4,796
CP Atlas Buyer, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/27	15,750	15,755
CP Atlas Buyer, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.50%), 5.25%, 11/23/27	5,250	5,252
CPG International, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.75%), 4.75%, 5/5/24	2,652	2,651
Epicor Software Corp. bank term loan FRN
(1 Month US LIBOR + 7.75%), 8.75%, 7/30/28	5,000	5,194
Epicor Software Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.25%), 5.25%, 7/30/27	39,900	40,100
Gates Global, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 2.75%), 3.75%, 3/31/24	11,105	11,063
Global Medical Response, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.75%), 5.75%, 10/2/25	25,000	24,813
Greeneden US Holdings II, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.75%, 10/8/27	10,000	10,009
iHeartCommunications, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.75%, 5/1/26	9,700	9,643
IRB Holding Corp. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.25%), 4.25%, 11/19/27	5,000	4,993
Navistar, Inc. bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 3.50%), 3.66%, 11/6/24	27,018	26,959
Ortho-Clinical Diagnostics, Inc. bank term loan
FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
3.398%, 6/30/25	49,707	48,934
Panther BF Aggregator 2 LP bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.50%),
3.647%, 4/30/26	34,280	34,109
Quorum Health Corp. bank term loan FRN (BBA LIBOR
USD 3 Month + 8.25%), 9.25%, 4/29/25	4,988	4,900
Rackspace Hosting, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.00%), 4.00%, 11/3/23	4,861	4,851
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 8.00%), 9.00%, 2/28/26	10,000	7,800
Robertshaw Holdings Corp. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.50%), 4.50%, 2/28/25	4,763	4,442
Solenis International, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 8.50%), 8.733%, 6/26/26	5,000	4,896
Solenis International, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.233%, 6/26/25	19,742	19,699
Terrier Media Buyer, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 4.25%),
4.397%, 12/17/26	34,912	34,863

SENIOR LOANS (0.3%)* [c] cont.	Principal amount	Value
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.267%, 3/28/25	$19,401	$18,892
Vertiv Group Corp. bank term loan FRN Ser. B,
(1 Month US LIBOR + 3.00%), 3.153%, 3/2/27	29,775	29,562
Zayo Group Holdings, Inc. bank term loan FRN
(1 Month US LIBOR + 3.00%), 3.147%, 3/9/27	4,454	4,419
Total senior loans (cost $407,122)		$408,078

PREFERRED STOCKS (—%)*	Shares	Value
GMAC Capital Trust I Ser. 2, $1.91 cum. ARP	680	$18,394
Total preferred stocks (cost $17,000)		$18,394

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value
DISH Network Corp. cv. sr. unsec. notes
3.375%, 8/15/26	$15,000	$14,298
Total convertible bonds and notes (cost $14,521)		$14,298

	Principal amount/
SHORT-TERM INVESTMENTS (13.0%)*	shares	Value
Putnam Cash Collateral Pool, LLC 0.14% [d]	Shares 895,250	$895,250
Putnam Short Term Investment Fund
Class P 0.17% L	Shares 14,566,068	14,566,068
U.S. Treasury Bills 0.084%, 1/19/21 # §	$300,000	299,996
U.S. Treasury Bills 0.079%, 3/18/21 # §	600,000	599,915
Total short-term investments (cost $16,361,208)		$16,361,229

Total investments (cost $121,790,160)		$148,014,632

Key to holding’s abbreviations

ARP	Adjustable Rate Preferred Stock: the rate shown is the current interest rate at the close of the reporting period
DAC	Designated Activity Company
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2020 through December 31, 2020 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $126,162,159.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $94,548, or 0.1% of net assets.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

24	Putnam VT Global Asset Allocation Fund

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $473,936 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $245,978 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $21,126,017 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $24,613,964)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Sell	1/20/21	$40,174	$34,777	$(5,397)
	Canadian Dollar	Sell	1/20/21	95,302	91,114	(4,188)
	Chinese Yuan (Offshore)	Sell	2/18/21	64,522	63,077	(1,445)
	Euro	Buy	3/17/21	950,276	946,066	4,210
	Hong Kong Dollar	Sell	2/17/21	65,073	65,054	(19)
	Japanese Yen	Buy	2/17/21	206,119	205,300	819
	Mexican Peso	Sell	1/20/21	7,510	5,663	(1,847)
	New Zealand Dollar	Sell	1/20/21	60,444	54,485	(5,959)
	Swedish Krona	Buy	3/17/21	200,749	197,317	3,432
Barclays Bank PLC
	British Pound	Buy	3/17/21	115,879	114,489	1,390
	Canadian Dollar	Sell	1/20/21	98,601	98,516	(85)
	Euro	Sell	3/17/21	395,846	393,986	(1,860)
	Japanese Yen	Buy	2/17/21	166,155	164,078	2,077
	New Zealand Dollar	Sell	1/20/21	18,997	24,467	5,470
	Swedish Krona	Sell	3/17/21	133,265	130,869	(2,396)
Citibank, N.A.
	Australian Dollar	Sell	1/20/21	32,694	31,057	(1,637)
	British Pound	Sell	3/17/21	148,167	146,775	(1,392)
	Canadian Dollar	Buy	1/20/21	171,983	168,733	3,250
	Chilean Peso	Buy	1/20/21	128,374	114,825	13,549
	Chilean Peso	Sell	1/20/21	122,948	117,082	(5,866)
	Danish Krone	Buy	3/17/21	145,460	144,782	678
	Euro	Sell	3/17/21	251,335	249,920	(1,415)
	Hong Kong Dollar	Sell	2/17/21	30,163	30,156	(7)
	Japanese Yen	Buy	2/17/21	480,903	475,113	5,790
	New Zealand Dollar	Sell	1/20/21	207,308	196,302	(11,006)
	Swedish Krona	Sell	3/17/21	63,178	62,034	(1,144)
Credit Suisse International
	Australian Dollar	Buy	1/20/21	125,612	114,873	10,739
	British Pound	Sell	3/17/21	133,802	131,797	(2,005)
	Canadian Dollar	Sell	1/20/21	26,320	25,033	(1,287)
	Euro	Sell	3/17/21	104,131	103,627	(504)

Putnam VT Global Asset Allocation Fund	25

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $24,613,964) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Credit Suisse International cont.
	New Zealand Dollar	Buy	1/20/21	$28,855	$26,647	$2,208
	Swiss Franc	Sell	3/17/21	127,005	126,438	(567)
Goldman Sachs International
	Australian Dollar	Buy	1/20/21	621,964	593,622	28,342
	British Pound	Buy	3/17/21	29,688	29,243	445
	Canadian Dollar	Buy	1/20/21	587,444	573,485	13,959
	Chinese Yuan (Offshore)	Buy	2/18/21	353,599	349,134	4,465
	Euro	Sell	3/17/21	22,148	22,041	(107)
	Japanese Yen	Sell	2/17/21	61,338	60,329	(1,009)
	New Taiwan Dollar	Buy	2/17/21	1,477	3,409	(1,932)
	New Zealand Dollar	Sell	1/20/21	649,195	628,039	(21,156)
	Norwegian Krone	Buy	3/17/21	82,972	81,580	1,392
	Swedish Krona	Buy	3/17/21	663,504	651,584	11,920
	Swiss Franc	Sell	3/17/21	253,556	252,716	(840)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/20/21	82,275	72,742	9,533
	British Pound	Buy	3/17/21	114,511	111,946	2,565
	Canadian Dollar	Sell	1/20/21	26,163	26,828	665
	Chinese Yuan (Offshore)	Sell	2/18/21	264,498	259,635	(4,863)
	Euro	Buy	3/17/21	298,690	297,346	1,344
	Hong Kong Dollar	Sell	2/17/21	259,337	259,230	(107)
	Indian Rupee	Buy	2/17/21	119,889	118,125	1,764
	Indian Rupee	Sell	2/17/21	120,883	117,782	(3,101)
	Japanese Yen	Buy	2/17/21	100,926	99,349	1,577
	New Zealand Dollar	Sell	1/20/21	83,974	82,505	(1,469)
	Norwegian Krone	Buy	3/17/21	52,446	51,700	746
	South Korean Won	Buy	2/17/21	127,499	119,446	8,053
	South Korean Won	Sell	2/17/21	124,815	122,267	(2,548)
	Swedish Krona	Buy	3/17/21	26,055	25,588	467
	Swiss Franc	Sell	3/17/21	203,072	201,618	(1,454)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/20/21	239,502	229,142	10,360
	British Pound	Buy	3/17/21	489,785	483,048	6,737
	Canadian Dollar	Sell	1/20/21	174,733	170,096	(4,637)
	Chinese Yuan (Offshore)	Buy	2/18/21	1,580	1,891	(311)
	Euro	Sell	3/17/21	157,972	156,879	(1,093)
	Indian Rupee	Buy	2/17/21	119,889	118,077	1,812
	Indian Rupee	Sell	2/17/21	120,884	117,877	(3,007)
	Japanese Yen	Buy	2/17/21	161,312	160,370	942
	New Taiwan Dollar	Buy	2/17/21	1,339	2,169	(830)
	New Zealand Dollar	Sell	1/20/21	239,905	235,059	(4,846)
	Norwegian Krone	Sell	3/17/21	190,943	188,145	(2,798)
	Singapore Dollar	Buy	2/17/21	69,766	67,543	2,223
	South Korean Won	Buy	2/17/21	127,022	118,546	8,476
	South Korean Won	Sell	2/17/21	124,816	122,344	(2,472)
	Swedish Krona	Buy	3/17/21	155,075	152,287	2,788
	Swiss Franc	Buy	3/17/21	302,004	301,426	578
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/20/21	871,721	825,417	46,304
	British Pound	Buy	3/17/21	302,354	296,439	5,915
	Canadian Dollar	Buy	1/20/21	212,130	202,683	9,447
	Euro	Sell	3/17/21	204,592	204,207	(385)

26	Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $24,613,964) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Morgan Stanley & Co. International PLC cont.
	Japanese Yen	Buy	2/17/21	$516,213	$511,086	$5,127
	New Zealand Dollar	Buy	1/20/21	225,009	209,031	15,978
	Norwegian Krone	Buy	3/17/21	26,608	26,223	385
	Swedish Krona	Buy	3/17/21	57,620	53,943	3,677
	Swiss Franc	Sell	3/17/21	157,115	157,193	78
NatWest Markets PLC
	Australian Dollar	Buy	1/20/21	616,874	592,162	24,712
	British Pound	Buy	3/17/21	172,519	168,455	4,064
	Canadian Dollar	Buy	1/20/21	76,838	74,181	2,657
	Euro	Buy	3/17/21	24,840	26,605	(1,765)
	Japanese Yen	Buy	2/17/21	258,057	255,543	2,514
	New Zealand Dollar	Sell	1/20/21	503,483	488,723	(14,760)
	Norwegian Krone	Sell	3/17/21	80,162	78,009	(2,153)
	Swedish Krona	Sell	3/17/21	16,361	14,472	(1,889)
	Swiss Franc	Sell	3/17/21	86,707	86,524	(183)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/20/21	106,642	113,426	(6,784)
	British Pound	Sell	3/17/21	282,789	279,433	(3,356)
	Canadian Dollar	Sell	1/20/21	89,409	89,427	18
	Euro	Sell	3/17/21	1,552,182	1,545,581	(6,601)
	Hong Kong Dollar	Sell	2/17/21	482,990	482,863	(127)
	Japanese Yen	Sell	2/17/21	215,183	215,238	55
	New Zealand Dollar	Sell	1/20/21	17,845	14,907	(2,938)
	Norwegian Krone	Sell	3/17/21	27,377	27,071	(306)
	Swedish Krona	Buy	3/17/21	56,840	57,015	(175)
	Swiss Franc	Sell	3/17/21	213,938	213,587	(351)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/20/21	99,008	92,213	6,795
	British Pound	Sell	3/17/21	20,248	19,946	(302)
	Canadian Dollar	Sell	1/20/21	163,419	156,880	(6,539)
	Euro	Sell	3/17/21	465,349	462,576	(2,773)
	Japanese Yen	Buy	2/17/21	250,844	248,189	2,655
	New Zealand Dollar	Sell	1/20/21	32,956	30,433	(2,523)
	Norwegian Krone	Buy	3/17/21	159,753	156,942	2,811
	Swedish Krona	Sell	3/17/21	31,638	31,069	(569)
	Swiss Franc	Sell	3/17/21	105,045	104,672	(373)
UBS AG
	Australian Dollar	Sell	1/20/21	120,445	102,009	(18,436)
	Australian Dollar	Buy	3/15/21	163,614	151,978	11,636
	Australian Dollar	Sell	3/15/21	163,614	153,059	(10,555)
	British Pound	Buy	3/17/21	206,859	203,796	3,063
	Canadian Dollar	Buy	1/20/21	166,719	160,639	6,080
	Euro	Buy	3/17/21	498,142	495,564	2,578
	Hong Kong Dollar	Sell	2/17/21	158,025	157,999	(26)
	Japanese Yen	Buy	2/17/21	473,244	467,683	5,561
	New Zealand Dollar	Sell	1/20/21	420,661	423,268	2,607
	Norwegian Krone	Sell	3/17/21	8,862	8,729	(133)
	Swedish Krona	Buy	3/17/21	195,312	191,848	3,464
	Swiss Franc	Buy	3/17/21	79,350	79,415	(65)
WestPac Banking Corp.
	Australian Dollar	Buy	1/20/21	55,210	56,256	(1,046)
	British Pound	Buy	3/17/21	19,290	18,959	331

Putnam VT Global Asset Allocation Fund	27

FORWARD CURRENCY CONTRACTS at 12/31/20 (aggregate face value $24,613,964) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
WestPac Banking Corp. cont.
	Canadian Dollar	Buy	1/20/21	$133,799	$129,006	$4,793
	Chinese Yuan (Offshore)	Buy	2/18/21	1,564	1,876	(312)
	Euro	Sell	3/17/21	95,321	95,283	(38)
	Japanese Yen	Buy	2/17/21	211,285	208,645	2,640
	New Zealand Dollar	Sell	1/20/21	211,050	204,948	(6,102)
Unrealized appreciation						350,710
Unrealized (depreciation)						(200,171)
Total						$150,539

* The exchange currency for all contracts listed is the United States Dollar.

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/20	contracts	amount	Value	date	(depreciation)
MSCI EAFE Index
(Short)	5	$536,881	$532,700	Mar-21	$(9,005)
Russell 2000
Index E-Mini
(Long)	56	5,529,594	5,529,440	Mar-21	176,011
S&P 500 Index
E-Mini (Long)	14	2,629,249	2,624,160	Mar-21	58,911
S&P 500 Index
E-Mini (Short)	50	9,390,175	9,372,000	Mar-21	(210,572)
U.S. Treasury
Bond 30 yr
(Long)	8	1,385,500	1,385,500	Mar-21	(13,518)
U.S. Treasury
Bond Ultra 30 yr
(Long)	13	2,776,313	2,776,313	Mar-21	(47,846)

FUTURES
CONTRACTS	Number				Unrealized
OUTSTANDING	of	Notional		Expiration	appreciation/
at 12/31/20 cont.	contracts	amount	Value	date	(depreciation)
U.S. Treasury
Note 2 yr (Long)	24	$5,303,437	$5,303,437	Mar-21	$4,899
U.S. Treasury
Note 2 yr (Short)	18	3,977,578	3,977,578	Mar-21	(3,837)
U.S. Treasury
Note 5 yr (Long)	43	5,425,055	5,425,055	Mar-21	12,450
U.S. Treasury
Note 10 yr (Long)	15	2,071,172	2,071,172	Mar-21	2,427
Unrealized appreciation					254,698
Unrealized (depreciation)					(284,778)
Total					$(30,080)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/20	Principal	Settlement
(proceeds receivable $10,407,246)	amount	date	Value
Government National Mortgage Association, 3.00%, 1/1/51	$2,000,000	1/21/21	$2,091,406
Uniform Mortgage-Backed Securities, 3.00%, 1/1/51	1,000,000	1/14/21	1,047,813
Uniform Mortgage-Backed Securities, 2.50%, 1/1/51	3,000,000	1/14/21	3,162,655
Uniform Mortgage-Backed Securities, 2.00%, 1/1/51	3,000,000	1/14/21	3,117,188
Uniform Mortgage-Backed Securities, 1.50%, 1/1/51	1,000,000	1/14/21	1,010,469
Total			$10,429,531

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/20

		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$1,528,000	$1,708 E	$(1,445)	3/17/23	3 month USD-LIBOR-BBA —	0.25% — Semiannually	$263
				Quarterly
3,736,000	1,707 E	(5,997)	3/17/26	0.45% — Semiannually	3 month USD-LIBOR-	(4,291)
					BBA — Quarterly
1,208,000	552 E	1,905	3/17/26	3 month USD-LIBOR-BBA —	0.45% — Semiannually	1,353
				Quarterly
1,421,000	7,075 E	(10,734)	3/17/31	0.90% — Semiannually	3 month USD-LIBOR-	(3,659)
					BBA — Quarterly
1,350,000	6,722 E	10,111	3/17/31	3 month USD-LIBOR-BBA —	0.90% — Semiannually	3,390
				Quarterly
38,000	1,604 E	(1,828)	3/17/51	1.25% — Semiannually	3 month USD-LIBOR-	(224)
					BBA — Quarterly
617,000	26,043 E	29,769	3/17/51	3 month USD-LIBOR-BBA —	1.25% — Semiannually	3,726
				Quarterly
241,000	301	(2)	12/31/25	3 month USD-LIBOR-BBA —	0.4515% — Semiannually	297
				Quarterly

28	Putnam VT Global Asset Allocation Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.

		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$1,332,000	$133	$(5)	1/5/23	0.201% — Semiannually	3 month USD-LIBOR-	$(138)
					BBA — Quarterly
196,000	463	(3)	1/5/31	3 month USD-LIBOR-BBA —	0.944% — Semiannually	460
				Quarterly
Total		$21,771				$1,177

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Barclays Bank PLC
$92,547	$92,547	$—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index	$205
				LIBOR) — Monthly	5.00% 30 year Fannie Mae
					pools — Monthly
24,998	24,971	—	1/12/40	5.00% (1 month USD-	Synthetic MBX Index	28
				LIBOR) — Monthly	5.00% 30 year Fannie Mae
					pools — Monthly
16,665	16,676	—	1/12/38	(6.50%) 1 month USD-	Synthetic MBX Index	(56)
				LIBOR — Monthly	6.50% 30 year Fannie Mae
					pools — Monthly
1,162	1,143	—	1/12/43	3.50% (1 month USD-	Synthetic TRS Index	(3)
				LIBOR) — Monthly	3.50% 30 year Fannie Mae
					pools — Monthly
7,560	7,358	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(89)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
6,124	5,961	—	1/12/41	4.00% (1 month USD-	Synthetic TRS Index	(72)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
696	677	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index	(9)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
2,758	2,708	—	1/12/41	(5.00%) 1 month USD-	Synthetic TRS Index	6
				LIBOR — Monthly	5.00% 30 year Fannie Mae
					pools — Monthly
Citibank, N.A.
3,361	3,361	—	1/12/41	5.00% (1 month USD-	Synthetic MBX Index	7
				LIBOR) — Monthly	5.00% 30 year Fannie Mae
					pools — Monthly
Credit Suisse International
10,811	10,523	—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index	127
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Goldman Sachs International
1,541,140	1,553,680	—	12/15/25	(1 month USD-LIBOR-	A basket (GSGLPHCL)	12,464
				BBA plus 0.35%) —	of common stocks —
				Monthly	Monthly*
5,094,593	5,159,546	—	12/15/25	(1 month USD-LIBOR-	A basket (GSGLPWDL)	71,285
				BBA plus 0.50%) —	of common stocks —
				Monthly	Monthly*
5,150,657	5,196,964	—	12/15/25	1 month USD-LIBOR-	A basket (GSGLPWDS)	(51,255)
				BBA minus 0.15% —	of common stocks —
				Monthly	Monthly*
1,718	1,671	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index	(22)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
1,718	1,671	—	1/12/42	4.00% (1 month USD-	Synthetic TRS Index	(22)
				LIBOR) — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly

Putnam VT Global Asset Allocation Fund	29

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/20 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
JPMorgan Securities LLC
$2,872	$2,796	$—	1/12/41	(4.00%) 1 month USD-	Synthetic TRS Index	$34
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
4,132	4,019	—	1/12/42	(4.00%) 1 month USD-	Synthetic TRS Index	52
				LIBOR — Monthly	4.00% 30 year Fannie Mae
					pools — Monthly
Upfront premium received		—		Unrealized appreciation		84,208
Upfront premium (paid)		—		Unrealized (depreciation)		(51,528)
Total		$—		Total		$32,680

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPHCL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Merck KGaA (Germany)	Health care	413	$70,959	4.57%
PerkinElmer, Inc.	Health care	484	69,473	4.47%
Mettler-Toledo International, Inc.	Health care	60	68,591	4.41%
Waters Corp.	Health care	259	64,033	4.12%
Agilent Technologies, Inc.	Technology	538	63,739	4.10%
Thermo Fisher Scientific, Inc.	Health care	135	62,690	4.03%
IQVIA Holdings, Inc.	Health care	343	61,388	3.95%
Zoetis, Inc.	Health care	348	57,551	3.70%
Pfizer, Inc.	Health care	1,466	53,947	3.47%
Alexion Pharmaceuticals, Inc.	Health care	332	51,900	3.34%
Viatris, Inc.	Health care	2,757	51,671	3.33%
Merck & Co., Inc.	Health care	623	50,941	3.28%
Illumina, Inc.	Health care	131	48,420	3.12%
Ipsen SA (France)	Health care	575	47,768	3.07%
Johnson & Johnson	Health care	288	45,282	2.91%
GlaxoSmithKline PLC (United Kingdom)	Health care	2,290	42,013	2.70%
AbbVie, Inc.	Health care	387	41,448	2.67%
Sanofi (France)	Health care	413	39,799	2.56%
Perrigo Co. PLC	Health care	849	37,946	2.44%
Taisho Pharmaceutical Holdings Co., Ltd. (Japan)	Health care	532	35,827	2.31%
Bayer AG (Germany)	Health care	584	34,391	2.21%
Sumitomo Dainippon Pharma Co., Ltd. (Japan)	Health care	2,221	32,764	2.11%
Bristol-Myers Squibb Co.	Health care	504	31,261	2.01%
CSL, Ltd. (Australia)	Health care	135	29,589	1.90%
Biogen, Inc.	Health care	118	28,838	1.86%
AstraZeneca PLC (United Kingdom)	Health care	278	27,859	1.79%
Sartorius Stedim Biotech (France)	Health care	78	27,825	1.79%
Teva Pharmaceutical Industries, Ltd. ADR (Israel)	Health care	2,614	25,226	1.62%
Amgen, Inc.	Health care	107	24,616	1.58%
Galenica AG (Switzerland)	Health care	151	23,781	1.53%
Gilead Sciences, Inc.	Health care	371	21,608	1.39%
Hisamitsu Pharmaceutical Co., Inc. (Japan)	Health care	361	21,405	1.38%
Takeda Pharmaceutical Co., Ltd. (Japan)	Health care	512	18,630	1.20%
Eli Lilly and Co.	Health care	104	17,574	1.13%
Galapagos NV (Belgium)	Health care	165	16,234	1.04%
Eisai Co., Ltd. (Japan)	Health care	207	14,748	0.95%
Shionogi & Co., Ltd. (Japan)	Health care	246	13,409	0.86%
Hikma Pharmaceuticals PLC (United Kingdom)	Health care	374	12,874	0.83%
H Lundbeck A/S (Denmark)	Health care	318	10,910	0.70%
Astellas Pharma, Inc. (Japan)	Health care	600	9,256	0.60%
UCB SA (Belgium)	Health care	81	8,379	0.54%

30	Putnam VT Global Asset Allocation Fund

A BASKET (GSGLPHCL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Incyte Corp.	Health care	87	$7,537	0.49%
Grifols SA (Spain)	Health care	236	6,890	0.44%
Eurofins Scientific (Luxembourg)	Health care	64	5,413	0.35%
Novartis AG (Switzerland)	Health care	46	4,321	0.28%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	124	4,263	0.27%
Regeneron Pharmaceuticals, Inc.	Health care	8	3,989	0.26%
Recordati SpA (Italy)	Health care	36	1,989	0.13%
Orion Oyj Class B (Finland)	Health care	37	1,705	0.11%
Vertex Pharmaceuticals, Inc.	Health care	6	1,498	0.10%

A BASKET (GSGLPWDL) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Fortescue Metals Group, Ltd. (Australia)	Basic materials	2,191	$39,577	0.77%
Mitsubishi Heavy Industries, Ltd. (Japan)	Capital goods	1,139	34,816	0.67%
Peugeot SA (France)	Consumer cyclicals	1,196	32,692	0.63%
Citigroup, Inc.	Financials	528	32,554	0.63%
Discovery, Inc. Class C	Consumer cyclicals	1,228	32,164	0.62%
Cadence Design Systems, Inc.	Technology	232	31,628	0.61%
Lincoln National Corp.	Financials	621	31,242	0.61%
Woodside Petroleum, Ltd. (Australia)	Energy	1,754	30,746	0.60%
Fujitsu, Ltd. (Japan)	Technology	211	30,390	0.59%
Santos, Ltd. (Australia)	Energy	6,237	30,146	0.58%
Allstate Corp. (The)	Financials	273	29,970	0.58%
Ally Financial, Inc.	Financials	833	29,721	0.58%
Arrow Electronics, Inc.	Technology	305	29,689	0.58%
Toronto-Dominion Bank (Canada)	Financials	525	29,664	0.57%
GVC Holdings PLC (Isle of Man)	Consumer cyclicals	1,911	29,625	0.57%
ITOCHU Corp. (Japan)	Consumer staples	1,029	29,542	0.57%
Annaly Capital Management, Inc.	Financials	3,483	29,431	0.57%
Repsol SA (Spain)	Energy	2,897	29,198	0.57%
Invesco, Ltd.	Financials	1,673	29,164	0.57%
Nippon Telegraph & Telephone Corp. (Japan)	Communication services	1,123	28,779	0.56%
NN Group NV (Netherlands)	Financials	661	28,696	0.56%
Canadian Tire Corp., Ltd. (Canada)	Consumer cyclicals	218	28,629	0.55%
Nomura Holdings, Inc. (Japan)	Financials	5,409	28,551	0.55%
Fox Corp. Class A	Consumer cyclicals	976	28,427	0.55%
Mitsubishi Chemical Holdings Corp. (Japan)	Basic materials	4,691	28,359	0.55%
Royal Bank of Canada (Canada)	Financials	345	28,332	0.55%
Pandora A/S (Denmark)	Consumer cyclicals	253	28,225	0.55%
State Street Corp.	Financials	385	27,991	0.54%
Aurizon Holdings, Ltd. (Australia)	Transportation	9,300	27,962	0.54%
Principal Financial Group, Inc.	Financials	561	27,826	0.54%
Canadian Imperial Bank of Commerce (Canada)	Financials	325	27,751	0.54%
AGNC Investment Corp.	Financials	1,777	27,719	0.54%
Hologic, Inc.	Health care	380	27,649	0.54%
Logitech International SA (Switzerland)	Technology	285	27,637	0.54%
Koninklijke Ahold Delhaize NV (Netherlands)	Consumer staples	972	27,434	0.53%
MetLife, Inc.	Financials	581	27,297	0.53%
Sumitomo Mitsui Trust Holdings, Inc. (Japan)	Financials	887	27,280	0.53%
Lennar Corp. Class A	Consumer cyclicals	358	27,267	0.53%
Givaudan SA (Switzerland)	Basic materials	6	27,258	0.53%
PulteGroup, Inc.	Consumer cyclicals	632	27,256	0.53%
Swisscom AG (Switzerland)	Communication services	50	27,200	0.53%
Roche Holding AG (Switzerland)	Health care	78	27,180	0.53%
Muenchener Rueckversicherungs-Gesellschaft AG in	Financials	91	27,087	0.52%
Muenchen (Germany)

Putnam VT Global Asset Allocation Fund	31

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
AMETEK, Inc.	Conglomerates	224	$27,033	0.52%
Knight-Swift Transportation Holdings, Inc.	Transportation	646	26,998	0.52%
Church & Dwight Co., Inc.	Consumer staples	309	26,981	0.52%
Ford Motor Co.	Consumer cyclicals	3,065	26,944	0.52%
Deutsche Bank AG (Germany)	Financials	2,461	26,907	0.52%
Paychex, Inc.	Technology	288	26,829	0.52%
Copart, Inc.	Consumer staples	210	26,697	0.52%

A BASKET (GSGLPWDS) OF COMMON STOCKS

				Percentage
Common stocks	Sector	Shares	Value	value
Slack Technologies, Inc. Class A	Technology	1,045	$44,152	0.85%
Walt Disney Co. (The)	Consumer cyclicals	185	33,555	0.65%
Renault SA (France)	Consumer cyclicals	755	32,999	0.63%
Square, Inc. Class A	Consumer cyclicals	151	32,894	0.63%
Sharp Corp./Japan (Japan)	Consumer cyclicals	2,149	32,556	0.63%
Cameco Corp. (Canada)	Basic materials	2,423	32,459	0.62%
Nissan Motor Co., Ltd. (Japan)	Consumer cyclicals	5,925	32,132	0.62%
Twilio, Inc. Class A	Technology	95	32,033	0.62%
Albemarle Corp.	Basic materials	214	31,616	0.61%
ThyssenKrupp AG (Germany)	Basic materials	3,169	31,452	0.61%
Hess Corp.	Energy	588	31,046	0.60%
Suncor Energy, Inc. (Canada)	Energy	1,831	30,707	0.59%
Hong Kong Exchanges and Clearing, Ltd. (Hong Kong)	Financials	551	30,198	0.58%
Argenx SE (Netherlands)	Health care	102	30,047	0.58%
ASML Holding NV (Netherlands)	Technology	62	29,896	0.58%
MarketAxess Holdings, Inc.	Consumer cyclicals	52	29,581	0.57%
WPP PLC (United Kingdom)	Consumer cyclicals	2,680	29,321	0.56%
Bunge, Ltd.	Consumer staples	446	29,281	0.56%
Panasonic Corp. (Japan)	Consumer cyclicals	2,526	29,124	0.56%
Live Nation Entertainment, Inc.	Consumer cyclicals	395	29,049	0.56%
First Republic Bank	Financials	197	28,980	0.56%
Fast Retailing Co., Ltd. (Japan)	Consumer cyclicals	32	28,946	0.56%
AIA Group, Ltd. (Hong Kong)	Financials	2,356	28,869	0.56%
Exact Sciences Corp.	Health care	217	28,801	0.55%
Zurich Insurance Group AG (Switzerland)	Financials	68	28,778	0.55%
Arthur J. Gallagher & Co.	Financials	229	28,335	0.55%
Intact Financial Corp. (Canada)	Financials	239	28,248	0.54%
Marathon Petroleum Corp.	Energy	682	28,208	0.54%
Caterpillar, Inc.	Capital goods	153	27,936	0.54%
T-Mobile US, Inc.	Communication services	207	27,849	0.54%
Tradeweb Markets, Inc. Class A	Financials	445	27,813	0.54%
Jacobs Engineering Group, Inc.	Capital goods	253	27,536	0.53%
Analog Devices, Inc.	Technology	186	27,482	0.53%
James Hardie Industries PLC (CDI) (Australia)	Basic materials	930	27,398	0.53%
Aon PLC	Financials	130	27,360	0.53%
American Express Co.	Financials	226	27,353	0.53%
Aeon Co., Ltd.	Consumer cyclicals	834	27,335	0.53%
ABB, Ltd. (Switzerland)	Capital goods	979	27,312	0.53%
Hang Seng Bank, Ltd. (Hong Kong)	Financials	1,584	27,310	0.53%
Daiichi Sankyo Co., Ltd. (Japan)	Health care	793	27,141	0.52%
Accor SA (France)	Consumer cyclicals	744	26,894	0.52%
Archer-Daniels-Midland Co.	Basic materials	532	26,826	0.52%
Emera, Inc. (Canada)	Utilities and power	625	26,567	0.51%
Camden Property Trust	Financials	264	26,421	0.51%
Cellnex Telecom, SA 144A (Spain)	Communication services	437	26,252	0.51%

32	Putnam VT Global Asset Allocation Fund

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.

				Percentage
Common stocks	Sector	Shares	Value	value
Prologis, Inc.	Financials	263	$26,211	0.50%
Markel Corp.	Financials	25	26,058	0.50%
Equity Lifestyle Properties, Inc.	Financials	411	26,020	0.50%
Edison International	Utilities and power	413	25,919	0.50%
UDR, Inc.	Financials	673	25,864	0.50%

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	BB/P	$273	$4,000	$1,068	5/11/63	300 bp — Monthly	$(792)
CMBX NA BBB–.6 Index	BB/P	482	8,000	2,136	5/11/63	300 bp — Monthly	(1,649)
CMBX NA BBB–.6 Index	BB/P	926	15,000	4,005	5/11/63	300 bp — Monthly	(3,070)
CMBX NA BBB–.6 Index	BB/P	912	16,000	4,272	5/11/63	300 bp — Monthly	(3,351)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	A/P	120	1,000	75	5/11/63	200 bp — Monthly	45
CMBX NA A.6 Index	A/P	239	2,000	151	5/11/63	200 bp — Monthly	89
CMBX NA A.6 Index	A/P	2,681	22,000	1,657	5/11/63	200 bp — Monthly	1,033
CMBX NA A.6 Index	A/P	4,405	37,000	2,786	5/11/63	200 bp — Monthly	1,634
CMBX NA A.6 Index	A/P	6,040	51,000	3,840	5/11/63	200 bp — Monthly	2,220
CMBX NA BB.11 Index	BB–/P	1,130	2,000	469	11/18/54	500 bp — Monthly	663
CMBX NA BB.6 Index	B/P	2,008	14,000	5,940	5/11/63	500 bp — Monthly	(3,918)
CMBX NA BB.7 Index	B+/P	970	19,000	7,391	1/17/47	500 bp — Monthly	(6,403)
Credit Suisse International
CMBX NA A.7 Index	A-/P	37	1,000	84	1/17/47	200 bp — Monthly	(47)
CMBX NA A.7 Index	A-/P	291	7,000	587	1/17/47	200 bp — Monthly	(293)
CMBX NA BB.7 Index	B+/P	401	3,000	1,167	1/17/47	500 bp — Monthly	(763)
CMBX NA BBB–.6 Index	BB/P	14,003	149,000	39,783	5/11/63	300 bp — Monthly	(25,699)
CMBX NA BBB–.7 Index	BB+/P	237	3,000	596	1/17/47	300 bp — Monthly	(358)
CMBX NA BBB–.7 Index	BB+/P	1,379	21,000	4,175	1/17/47	300 bp — Monthly	(2,783)
Goldman Sachs International
CMBX NA A.6 Index	A/P	51	1,000	75	5/11/63	200 bp — Monthly	(24)
CMBX NA A.6 Index	A/P	63	2,000	151	5/11/63	200 bp — Monthly	(87)
CMBX NA A.6 Index	A/P	61	2,000	151	5/11/63	200 bp — Monthly	(89)
CMBX NA A.6 Index	A/P	152	3,000	226	5/11/63	200 bp — Monthly	(73)
CMBX NA A.6 Index	A/P	1,085	18,000	1,355	5/11/63	200 bp — Monthly	(264)
CMBX NA A.6 Index	A/P	3,136	51,000	3,840	5/11/63	200 bp — Monthly	(685)
CMBX NA BBB–.6 Index	BB/P	122	1,000	267	5/11/63	300 bp — Monthly	(145)
CMBX NA BBB–.6 Index	BB/P	79	1,000	267	5/11/63	300 bp — Monthly	(187)
CMBX NA BBB–.6 Index	BB/P	68	1,000	267	5/11/63	300 bp — Monthly	(198)
CMBX NA BBB–.6 Index	BB/P	104	2,000	534	5/11/63	300 bp — Monthly	(429)
CMBX NA BBB–.6 Index	BB/P	173	2,000	534	5/11/63	300 bp — Monthly	(360)
CMBX NA BBB–.6 Index	BB/P	145	3,000	801	5/11/63	300 bp — Monthly	(654)
CMBX NA BBB–.6 Index	BB/P	325	3,000	801	5/11/63	300 bp — Monthly	(474)
CMBX NA BBB–.6 Index	BB/P	248	5,000	1,335	5/11/63	300 bp — Monthly	(1,084)
CMBX NA BBB–.6 Index	BB/P	772	7,000	1,869	5/11/63	300 bp — Monthly	(1,093)
CMBX NA BBB–.6 Index	BB/P	2,157	23,000	6,141	5/11/63	300 bp — Monthly	(3,970)
CMBX NA BBB–.6 Index	BB/P	3,157	42,000	11,214	5/11/63	300 bp — Monthly	(8,032)
CMBX NA BBB–.7 Index	BB+/P	887	12,000	2,386	1/17/47	300 bp — Monthly	(1,492)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	403	5,000	152	12/16/72	200 bp — Monthly	254
CMBX NA BB.6 Index	B/P	3,089	6,000	2,546	5/11/63	500 bp — Monthly	549
CMBX NA BBB– .13 Index	BBB–/P	367	4,000	247	12/16/72	300 bp — Monthly	122

Putnam VT Global Asset Allocation Fund	33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20 cont.

		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Morgan Stanley & Co. International PLC
CMBX NA BB.6 Index	B/P	$737	$3,000	$1,273	5/11/63	500 bp — Monthly	$(533)
CMBX NA BB.6 Index	B/P	1,478	6,000	2,546	5/11/63	500 bp — Monthly	(1,062)
Upfront premium received		55,393	Unrealized appreciation				6,609
Upfront premium (paid)		—	Unrealized (depreciation)				(70,061)
Total		$55,393	Total				$(63,452)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/20

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(219)	$2,000	$694	11/17/59	(500 bp) — Monthly	$473
CMBX NA BB.10 Index	(209)	2,000	694	11/17/59	(500 bp) — Monthly	484
CMBX NA BB.11 Index	(777)	6,000	1,408	11/18/54	(500 bp) — Monthly	624
CMBX NA BB.11 Index	(189)	2,000	469	11/18/54	(500 bp) — Monthly	279
CMBX NA BB.11 Index	(69)	1,000	235	11/18/54	(500 bp) — Monthly	165
CMBX NA BB.12 Index	(1,631)	5,000	1,054	8/17/61	(500 bp) — Monthly	(582)
CMBX NA BB.8 Index	(248)	2,000	795	10/17/57	(500 bp) — Monthly	545
CMBX NA BB.9 Index	(1,445)	14,000	4,732	9/17/58	(500 bp) — Monthly	3,273
CMBX NA BB.9 Index	(258)	4,000	1,352	9/17/58	(500 bp) — Monthly	1,090
CMBX NA BB.9 Index	(258)	4,000	1,352	9/17/58	(500 bp) — Monthly	1,090
CMBX NA BB.9 Index	(121)	3,000	1,014	9/17/58	(500 bp) — Monthly	890
CMBX NA BBB– .10 Index	(1,735)	11,000	1,360	11/17/59	(300 bp) — Monthly	(382)
CMBX NA BBB– .10 Index	(437)	2,000	247	11/17/59	(300 bp) — Monthly	(191)
CMBX NA BBB– .12 Index	(204)	1,000	79	8/17/61	(300 bp) — Monthly	(125)
CMBX NA BBB– .12 Index	(226)	1,000	79	8/17/61	(300 bp) — Monthly	(147)
CMBX NA BBB– .6 Index	(2,545)	8,000	2,136	5/11/63	(300 bp) — Monthly	(414)
CMBX NA BBB–.10 Index	(1,192)	4,000	494	11/17/59	(300 bp) — Monthly	(700)
CMBX NA BBB–.12 Index	(1,892)	6,000	474	8/17/61	(300 bp) — Monthly	(1,422)
CMBX NA BBB–.12 Index	(1,025)	3,000	237	8/17/61	(300 bp) — Monthly	(790)
CMBX NA BBB–.12 Index	(705)	2,000	158	8/17/61	(300 bp) — Monthly	(548)
CMBX NA BBB–.12 Index	(668)	2,000	158	8/17/61	(300 bp) — Monthly	(511)
CMBX NA BBB–.12 Index	(169)	1,000	79	8/17/61	(300 bp) — Monthly	(91)
CMBX NA BBB–.12 Index	(352)	1,000	79	8/17/61	(300 bp) — Monthly	(273)
CMBX NA BBB–.12 Index	(190)	1,000	79	8/17/61	(300 bp) — Monthly	(112)
CMBX NA BBB–.6 Index	(700)	11,000	2,937	5/11/63	(300 bp) — Monthly	2,230
CMBX NA BBB–.9 Index	(237)	1,000	119	9/17/58	(300 bp) — Monthly	(118)
Credit Suisse International
CMBX NA BB.10 Index	(534)	4,000	1,388	11/17/59	(500 bp) — Monthly	851
CMBX NA BB.10 Index	(476)	4,000	1,388	11/17/59	(500 bp) — Monthly	909
CMBX NA BB.10 Index	(249)	2,000	694	11/17/59	(500 bp) — Monthly	444
CMBX NA BB.7 Index	(512)	29,000	12,305	5/11/63	(500 bp) — Monthly	11,765
CMBX NA BB.7 Index	(1,291)	7,000	2,723	1/17/47	(500 bp) — Monthly	1,425
CMBX NA BB.7 Index	(1,151)	7,000	2,723	1/17/47	(500 bp) — Monthly	1,565
CMBX NA BB.9 Index	(1,403)	14,000	4,732	9/17/58	(500 bp) — Monthly	3,315
Goldman Sachs International
CMBX NA BB.7 Index	(303)	2,000	778	1/17/47	(500 bp) — Monthly	473
CMBX NA BB.10 Index	(783)	2,000	694	11/17/59	(500 bp) — Monthly	(90)
CMBX NA BB.7 Index	(2,234)	11,000	4,279	1/17/47	(500 bp) — Monthly	2,035

34	Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/20 cont.

	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(983)	$6,000	$2,334	1/17/47	(500 bp) — Monthly	$1,345
CMBX NA BB.8 Index	(113)	1,000	397	10/17/57	(500 bp) — Monthly	283
CMBX NA BB.9 Index	(108)	1,000	338	9/17/58	(500 bp) — Monthly	229
CMBX NA BBB– .10 Index	(1,312)	6,000	742	11/17/59	(300 bp) — Monthly	(574)
CMBX NA BBB– .10 Index	(624)	4,000	494	11/17/59	(300 bp) — Monthly	(132)
CMBX NA BBB– .12 Index	(1,170)	6,000	474	8/17/61	(300 bp) — Monthly	(699)
CMBX NA BBB–.12 Index	(338)	1,000	79	8/17/61	(300 bp) — Monthly	(259)
CMBX NA BBB–.6 Index	(400)	8,000	2,136	5/11/63	(300 bp) — Monthly	1,731
JPMorgan Securities LLC
CMBX NA A.7 Index	(169)	8,000	670	1/17/47	(200 bp) — Monthly	499
CMBX NA BB.11 Index	(4,908)	9,000	2,111	11/18/54	(500 bp) — Monthly	(2,806)
CMBX NA BB.12 Index	(1,648)	3,000	632	8/17/61	(500 bp) — Monthly	(1,018)
CMBX NA BB.17 Index	(979)	2,000	778	1/17/47	(500 bp) — Monthly	(203)
CMBX NA BBB– .10 Index	(165)	1,000	124	11/17/59	(300 bp) — Monthly	(42)
CMBX NA BBB–.10 Index	(563)	2,000	247	11/17/59	(300 bp) — Monthly	(317)
CMBX NA BBB–.10 Index	(298)	1,000	124	11/17/59	(300 bp) — Monthly	(175)
CMBX NA BBB–.11 Index	(806)	4,000	305	11/18/54	(300 bp) — Monthly	(504)
CMBX NA BBB–.11 Index	(314)	1,000	76	11/18/54	(300 bp) — Monthly	(239)
CMBX NA BBB–.6 Index	(15,346)	48,000	12,816	5/11/63	(300 bp) — Monthly	(2,558)
CMBX NA BBB–.7 Index	(6,573)	28,000	5,566	1/17/47	(300 bp) — Monthly	(1,023)
Merrill Lynch International
CMBX NA BB.10 Index	(228)	4,000	1,388	11/17/59	(500 bp) — Monthly	1,157
CMBX NA BB.11 Index	(1,977)	4,000	938	11/18/54	(500 bp) — Monthly	(1,042)
CMBX NA BB.9 Index	(117)	3,000	1,014	9/17/58	(500 bp) — Monthly	894
CMBX NA BBB– .10 Index	(217)	1,000	124	11/17/59	(300 bp) — Monthly	(94)
CMBX NA BBB–.7 Index	(328)	4,000	795	1/17/47	(300 bp) — Monthly	465
CMBX NA BBB–.9 Index	(185)	1,000	119	9/17/58	(300 bp) — Monthly	(67)
CMBX NA BBB–.9 Index	(185)	1,000	119	9/17/58	(300 bp) — Monthly	(67)
Morgan Stanley & Co. International PLC
CMBX NA BBB–.7 Index	(408)	4,000	795	1/17/47	(300 bp) — Monthly	385
CMBX NA BB.10 Index	(210)	2,000	694	11/17/59	(500 bp) — Monthly	483
CMBX NA BB.11 Index	(196)	2,000	469	11/18/54	(500 bp) — Monthly	271
CMBX NA BB.11 Index	(95)	1,000	235	11/18/54	(500 bp) — Monthly	138
CMBX NA BB.12 Index	(600)	1,000	211	8/17/61	(500 bp) — Monthly	(390)
CMBX NA BB.7 Index	(804)	4,000	1,556	1/17/47	(500 bp) — Monthly	748
CMBX NA BB.7 Index	(193)	1,000	389	1/17/47	(500 bp) — Monthly	195
CMBX NA BB.9 Index	(61)	1,000	338	9/17/58	(500 bp) — Monthly	276
CMBX NA BB.9 Index	(62)	1,000	338	9/17/58	(500 bp) — Monthly	276
CMBX NA BBB– .10 Index	(6,792)	39,000	4,820	11/17/59	(300 bp) — Monthly	(1,994)
CMBX NA BBB– .10 Index	(970)	6,000	742	11/17/59	(300 bp) — Monthly	(232)
CMBX NA BBB– .10 Index	(859)	6,000	742	11/17/59	(300 bp) — Monthly	(121)
CMBX NA BBB– .10 Index	(217)	1,000	124	11/17/59	(300 bp) — Monthly	(94)
CMBX NA BBB– .10 Index	(218)	1,000	124	11/17/59	(300 bp) — Monthly	(95)
CMBX NA BBB– .12 Index	(233)	1,000	79	8/17/61	(300 bp) — Monthly	(154)
Upfront premium received	—			Unrealized appreciation		43,300
Upfront premium (paid)	(78,609)			Unrealized (depreciation)		(21,395)
Total	$(78,609)			Total		$21,905

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Putnam VT Global Asset Allocation Fund	35

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/20

		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 35 Index	B+/P	$(22,318)	$544,000	$50,660	12/20/25	500 bp —	$29,173
						Quarterly
NA IG Series 35 Index	BBB+/P	(114,294)	5,350,000	130,904	12/20/25	100 bp —	18,245
						Quarterly
Total		$(136,612)					$47,418

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2020. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

36	Putnam VT Global Asset Allocation Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$992,985	$1,038,675	$—
Capital goods	5,083,662	675,595	—
Communication services	3,333,796	421,386	—
Conglomerates	219,506	—	—
Consumer cyclicals	6,858,902	1,934,366	—
Consumer staples	5,429,198	1,327,644	—
Energy	1,206,431	362,350	38
Financials	9,799,058	1,796,000	—
Health care	8,582,251	1,219,587	—
Technology	25,373,848	810,949	—
Transportation	789,402	355,483	—
Utilities and power	2,236,964	330,261	—
Total common stocks	69,906,003	10,272,296	38
Asset-backed securities	—	408,456	—
Convertible bonds and notes	—	14,298	—
Corporate bonds and notes	—	19,898,717	20
Foreign government and agency bonds and notes	—	750,285	—
Mortgage-backed securities	—	3,714,317	—
Preferred stocks	—	18,394	—
Senior loans	—	408,078	—
U.S. government and agency mortgage obligations	—	26,262,501	—
Short-term investments	14,566,068	1,795,161	—
Totals by level	$84,472,071	$63,542,503	$58

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$150,539	$—
Futures contracts	(30,080)	—	—
TBA sale commitments	—	(10,429,531)	—
Interest rate swap contracts	—	(20,594)	—
Total return swap contracts	—	32,680	—
Credit default contracts	—	165,699	—
Totals by level	$(30,080)	$(10,101,207)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	37

Statement of assets and liabilities
12/31/20

Assets
Investment in securities, at value, including $879,793 of securities on loan (Notes 1 and 9):
Unaffiliated issuers (identified cost $106,328,842)	$132,553,314
Affiliated issuers (identified cost $15,461,318) (Notes 1 and 5)	15,461,318
Cash	14,293
Foreign currency (cost $58,854) (Note 1)	58,840
Dividends, interest and other receivables	435,342
Foreign tax reclaim	24,758
Receivable for shares of the fund sold	2,272
Receivable for investments sold	5,208
Receivable for sales of TBA securities (Note 1)	9,382,763
Receivable for variation margin on futures contracts (Note 1)	37,852
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,806
Unrealized appreciation on forward currency contracts (Note 1)	350,710
Unrealized appreciation on OTC swap contracts (Note 1)	134,117
Premium paid on OTC swap contracts (Note 1)	78,609
Total assets	158,541,202

Liabilities
Payable for investments purchased	70,921
Payable for purchases of delayed delivery securities (Note 1)	15,000
Payable for purchases of TBA securities (Note 1)	19,982,753
Payable for shares of the fund repurchased	121,046
Payable for compensation of Manager (Note 2)	61,983
Payable for custodian fees (Note 2)	73,612
Payable for investor servicing fees (Note 2)	14,440
Payable for Trustee compensation and expenses (Note 2)	115,770
Payable for administrative services (Note 2)	1,404
Payable for distribution fees (Note 2)	8,068
Payable for variation margin on futures contracts (Note 1)	66,858
Payable for variation margin on centrally cleared swap contracts (Note 1)	3,389
Unrealized depreciation on OTC swap contracts (Note 1)	142,984
Premium received on OTC swap contracts (Note 1)	55,393
Unrealized depreciation on forward currency contracts (Note 1)	200,171
TBA sale commitments, at value (proceeds receivable $10,407,246) (Note 1)	10,429,531
Collateral on securities loaned, at value (Note 1)	895,250
Other accrued expenses	120,470
Total liabilities	32,379,043

Net assets	$126,162,159

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$96,226,146
Total distributable earnings (Note 1)	29,936,013
Total — Representing net assets applicable to capital shares outstanding	$126,162,159

Computation of net asset value Class IA
Net assets	$87,731,623
Number of shares outstanding	4,818,412
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.21

Computation of net asset value Class IB
Net assets	$38,430,536
Number of shares outstanding	2,080,984
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$18.47

The accompanying notes are an integral part of these financial statements.

38	Putnam VT Global Asset Allocation Fund

Statement of operations
Year ended 12/31/20

Investment income
Dividends (net of foreign tax of $22,597)	$1,396,243
Interest (net of foreign tax of $10 ) (including interest income of $144,247 from investments in affiliated issuers) (Note 5)	1,173,852
Securities lending (net of expenses) (Notes 1 and 5)	8,260
Total investment income	2,578,355

Expenses
Compensation of Manager (Note 2)	696,700
Investor servicing fees (Note 2)	83,001
Custodian fees (Note 2)	69,128
Trustee compensation and expenses (Note 2)	5,585
Distribution fees (Note 2)	88,833
Administrative services (Note 2)	3,418
Auditing and tax fees	108,329
Other	50,820
Total expenses	1,105,814

Expense reduction (Note 2)	(215)
Net expenses	1,105,599

Net investment income	1,472,756

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	1,246,367
Foreign currency transactions (Note 1)	2,259
Forward currency contracts (Note 1)	106,610
Futures contracts (Note 1)	1,938,481
Swap contracts (Note 1)	(378,845)
Written options (Note 1)	(67,970)
Total net realized gain	2,846,902

Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	9,345,056
Assets and liabilities in foreign currencies	2,168
Forward currency contracts	132,119
Futures contracts	171,274
Swap contracts	103,722
Total change in net unrealized appreciation	9,754,339

Net gain on investments	12,601,241

Net increase in net assets resulting from operations	$14,073,997

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	39

Statement of changes in net assets

	Year ended	Year ended
	12/31/20	12/31/19
Increase in net assets
Operations:
Net investment income	$1,472,756	$2,410,101
Net realized gain on investments and foreign currency transactions	2,846,902	2,509,051
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	9,754,339	15,319,658
Net increase in net assets resulting from operations	14,073,997	20,238,810
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(1,802,438)	(1,575,717)
Class IB	(649,646)	(544,903)
Net realized short-term gain on investments
Class IA	(140,974)	—
Class IB	(58,115)	—
From net realized long-term gain on investments
Class IA	(1,485,248)	(2,805,544)
Class IB	(612,287)	(1,160,190)
Decrease from capital share transactions (Note 4)	(8,657,923)	(12,277,650)
Total increase in net assets	667,366	1,874,806
Net assets:
Beginning of year	125,494,793	123,619,987
End of year	$126,162,159	$125,494,793

The accompanying notes are an integral part of these financial statements.

40	Putnam VT Global Asset Allocation Fund

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/20	$16.95	.22	1.72	1.94	(.36)	(.32)	(.68)	—	$18.21	12.58	$87,732.86		1.32	320
12/31/19	15.17	.32	2.26	2.58	(.29)	(.51)	(.80)	—	16.95	17.42	88,722	.86[f]	1.98[f]	164
12/31/18	18.14	.33	(1.53)	(1.20)	(.38)	(1.39)	(1.77)	—	15.17	(7.02)	86,731.85		1.97	132
12/31/17	16.55	.32	2.18	2.50	(.30)	(.61)	(.91)	—[g]	18.14	15.67	104,826.86		1.87	208
12/31/16	17.06	.27	.81	1.08	(.38)	(1.21)	(1.59)	—	16.55	6.98	103,689	.87[f,h]	1.66[f,h]	384
Class IB
12/31/20	$17.17	.18	1.75	1.93	(.31)	(.32)	(.63)	—	$18.47	12.31	$38,431	1.11	1.06	320
12/31/19	15.35	.28	2.29	2.57	(.24)	(.51)	(.75)	—	17.17	17.13	36,773	1.11[f]	1.72[f]	164
12/31/18	18.33	.29	(1.54)	(1.25)	(.34)	(1.39)	(1.73)	—	15.35	(7.26)	36,889	1.10	1.71	132
12/31/17	16.72	.28	2.20	2.48	(.26)	(.61)	(.87)	—[g]	18.33	15.34	46,701	1.11	1.61	208
12/31/16	17.21	.23	.82	1.05	(.33)	(1.21)	(1.54)	—	16.72	6.71	40,859	1.12[f,h]	1.41[f,h]	384

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average
net assets
December 31, 2019	0.01%
December 31, 2016	0.02

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

h Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund	41

Notes to financial statements 12/31/20

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2020 through December 31, 2020.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

42	Putnam VT Global Asset Allocation Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract.

Putnam VT Global Asset Allocation Fund	43

This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities

44	Putnam VT Global Asset Allocation Fund

issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $54,922 on open derivative contracts subject to the Master Agreements. There was no collateral pledged by the fund at period end for these agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $895,250 and the value of securities loaned amounted to $879,793.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (overnight LIBOR prior to October 16, 2020) for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate (1.30% prior to October 16, 2020) for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from nontaxable dividends, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $569,679 to decrease undistributed net investment income and $569,679 to increase accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$27,670,726
Unrealized depreciation	(2,018,790)
Net unrealized appreciation	25,651,936
Undistributed ordinary income	992,691
Undistributed long-term gain	1,437,353
Undistributed short-term gain	1,880,121
Cost for federal income tax purposes	$112,231,409

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.5% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.588% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2022, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam VT Global Asset Allocation Fund	45

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$58,126
Class IB	24,875
Total	$83,001

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $215 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $82, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$345,229,015	$343,093,351
U.S. government securities
(Long-term)	—	—
Total	$345,229,015	$343,093,351

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/20		Year ended 12/31/19		Year ended 12/31/20		Year ended 12/31/19
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	18,982	$304,927	19,042	$306,064	178,196	$2,872,126	81,422	$1,331,979
Shares issued in connection with
reinvestment of distributions	241,285	3,428,660	279,239	4,381,261	91,416	1,320,048	107,037	1,705,093
	260,267	3,733,587	298,281	4,687,325	269,612	4,192,174	188,459	3,037,072
Shares repurchased	(677,450)	(11,085,478)	(781,078)	(12,649,361)	(330,594)	(5,498,206)	(449,745)	(7,352,686)
Net decrease	(417,183)	$(7,351,891)	(482,797)	$(7,962,036)	(60,982)	$(1,306,032)	(261,286)	$(4,315,614)

46	Putnam VT Global Asset Allocation Fund

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/19	Purchase cost	Sale proceeds	Investment income	12/31/20
Short-term investments
Putnam Cash Collateral Pool, LLC*	$419,428	$10,097,273	$9,621,451	$2,399	$895,250
Putnam Short Term Investment
Fund**	22,059,848	18,302,458	25,796,238	144,247	14,566,068
Total Short-term investments	$22,479,276	$28,399,731	$35,417,689	$146,646	$15,461,318

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based investments. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as COVID–19. The outbreak of COVID–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of COVID–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$6,100,000
Written currency option contracts (contract amount)	$5,300,000
Futures contracts (number of contracts)	200
Forward currency contracts (contract amount)	$25,100,000
Centrally cleared interest rate swap contracts (notional)	$9,100,000
OTC total return swap contracts (notional)	$19,300,000
OTC credit default contracts (notional)	$1,100,000
Centrally cleared credit default contracts (notional)	$5,200,000

Putnam VT Global Asset Allocation Fund	47

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net assets —
Credit contracts	Unrealized appreciation	$284,544*	Payables	$118,845
Foreign exchange contracts	Receivables	350,710	Payables	200,171
	Receivables, Net assets —		Payables, Net assets —
Equity contracts	Unrealized appreciation	318,671*	Unrealized depreciation	270,832*
	Receivables, Net assets —		Payables, Net assets —
Interest rate contracts	Unrealized appreciation	33,090*	Unrealized depreciation	98,923*
Total		$987,015		$688,771

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$293,647	$293,647
Foreign exchange contracts	(29,639)	—	106,610	—	$76,971
Equity contracts	—	665,226	—	(639,509)	$25,717
Interest rate contracts	—	1,273,255	—	(32,983)	$1,240,272
Total	$(29,639)	$1,938,481	$106,610	$(378,845)	$1,636,607

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$40,215	$40,215
Foreign exchange contracts	42,150	—	132,119	—	$174,269
Equity contracts	—	58,598	—	58,426	$117,024
Interest rate contracts	—	112,676	—	5,081	$117,757
Total	$42,150	$171,274	$132,119	$103,722	$449,265

48	Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund	49

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$1,589	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,589
OTC Total return
swap contracts*#	—	239	—	—	7	—	127	83,749	—	—	86	—	—	—	—	—	—	—	84,208
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	22,438	25,890	12,710	—	—	23,383	4,483	11,610	—	—	—	—	—	100,514
Centrally cleared credit
default contracts§	—	—	217	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	217
Futures contracts§	—	—	—	21,520	—	—	—	—	—	—	16,332	—	—	—	—	—	—	—	37,852
Forward currency contracts#	8,461	8,937	—	—	23,267	—	12,947	60,523	26,714	33,916	—	—	86,911	33,947	73	12,261	34,989	7,764	350,710
Total Assets	$8,461	$9,176	$1,806	$21,520	$23,274	$22,438	$38,964	$156,982	$26,714	$33,916	$39,801	$4,483	$98,521	$33,947	$73	$12,261	$34,989	$7,764	$575,090
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	3,389	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3,389
OTC Total return
swap contracts*#	—	229	—	—	—	—	—	51,299	—	—	—	—	—	—	—	—	—	—	51,528
OTC Credit default contracts —
protection sold*#	11,455	—	—	—	—	22,230	46,291	32,125	—	—	2,934	—	3,810	—	—	—	—	—	118,845
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	66,436	—	—	—	—	—	—	422	—	—	—	—	—	—	—	66,858
Forward currency contracts#	18,855	4,341	—	—	22,467	—	4,363	25,044	13,542	19,994	—	—	385	20,750	20,638	13,079	29,215	7,498	200,171
Total Liabilities	$30,310	$4,570	$3,389	$66,436	$22,467	$22,230	$50,654	$108,468	$13,542	$19,994	$3,356	$—	$4,195	$20,750	$20,638	$13,079	$29,215	$7,498	$440,791
Total Financial and Derivative
Net Assets	$(21,849)	$4,606	$(1,583)	$(44,916)	$807	$208	$(11,690)	$48,514	$13,172	$13,922	$36,445	$4,483	$94,326	$13,197	$(20,565)	$(818)	$5,774	$266	$134,299
Total collateral
received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Net amount	$(21,849)	$4,606	$(1,583)	$(44,916)	$807	$208	$(11,690)	$48,514	$13,172	$13,922	$36,445	$4,483	$94,326	$13,197	$(20,565)	$(818)	$5,774	$266
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

*Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

**Included with Investments in securities on the Statement of assets and liabilities.

†Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $473,936 and $245,978, respectively.

50	Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund	51

Note 10 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this provision.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $1,591,678 as a capital gain dividend with respect to the taxable year ended December 31, 2020, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 39.03% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

52	Putnam VT Global Asset Allocation Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World*.	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private exploration and production company established to acquire, explore for, develop, and produce natural gas, oil, and natural gas liquids reserves in the Appalachian Basin; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Trustee of Yale University; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic market place for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT Global Asset Allocation Fund	53

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2020, there were 97 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Robert T. Burns (Born 1961)	Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President and Chief Legal Officer	Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk, and
Since 2011	Since 2010	Assistant Treasurer
General Counsel, Putnam Investments, Putnam		Since 2004
Management, and Putnam Retail Management	Jonathan S. Horwitz (Born 1955)
	Executive Vice President, Principal Executive	Janet C. Smith (Born 1965)
James F. Clark (Born 1974)	Officer, and Compliance Liaison	Vice President, Principal Financial
Vice President and Chief Compliance Officer	Since 2004	Officer, Principal Accounting Officer, and
Since 2016		Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Richard T. Kircher (Born 1962)	Since 2007
Putnam Investments and Chief Compliance	Vice President and BSA Compliance Officer	Head of Fund Administration Services, Putnam
Officer, Putnam Management	Since 2019	Investments and Putnam Management
Assistant Director, Operational Compliance,
Nancy E. Florek (Born 1957)	Putnam Investments and Putnam	Mark C. Trenchard (Born 1962)
Vice President, Director of Proxy Voting and	Retail Management	Vice President
Corporate Governance, Assistant Clerk, and		Since 2002
Assistant Treasurer	Susan G. Malloy (Born 1957)	Director of Operational Compliance, Putnam
Since 2000	Vice President and Assistant Treasurer	Investments and Putnam Retail Management
Since 2007
Head of Accounting and Middle Office Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

54	Putnam VT Global Asset Allocation Fund

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Putnam VT Global Asset Allocation Fund	55

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56	Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2020, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund	57

This report has been prepared for the shareholders
of Putnam VT Global Asset Allocation Fund.	VTAN062 324358 2/21

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2020	$96,632	$ —	$8,998	$ —
December 31, 2019	$111,279	$ —	$13,247	$ —

For the fiscal years ended December 31, 2020 and December 31, 2019, the fund's independent auditor billed aggregate non-audit fees in the amounts of $622,692 and $170,922 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2020	$ —	$613,694	$ —	$ —
December 31, 2019	$ —	$157,575	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 180 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 26, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 26, 2021

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 26, 2021